                                                                   EXHIBIT 10.49



                          AGREEMENT AND PLAN OF MERGER


                   DATED AS OF OCTOBER 22, 1998, BY AND AMONG


                             WASTE CONNECTIONS, INC.
                          WCI ACQUISITION CORPORATION I
                         WCI ACQUISITION CORPORATION II
                         WCI ACQUISITION CORPORATION III
                         WCI ACQUISITION CORPORATION IV
                         MURREY'S DISPOSAL COMPANY, INC.
                         AMERICAN DISPOSAL COMPANY, INC.
                            D. M. DISPOSAL CO., INC.
                         TACOMA RECYCLING COMPANY, INC.
                                THE MURREY TRUST
                                DONALD J. HAWKINS
                                       AND
                                IRMGARD R. WILCOX

                                TABLE OF CONTENTS


1.      MERGERS.............................................................................2
        1.1    The Mergers..................................................................2
        1.2    Effective Time...............................................................2
        1.3    Effects of the Mergers.......................................................2
        1.4    Articles of Incorporation and Bylaws of the Surviving Corporation............2
        1.5    Directors....................................................................3
        1.6    Officers.....................................................................3
        1.7    Closing Time and Place.......................................................3
2.      MERGER CONSIDERATION; CONVERSION OF SECURITIES; DISSENTING SHARES...................3
        2.1    Merger Consideration.........................................................3
        2.2    Allocation of Aggregate WCI Stock............................................4
        2.3    Conversion of Capital Stock..................................................4
        2.4    Exchange of Certificates.....................................................5
        2.5    Distributions; Right to Vote.................................................5
        2.6    No Further Ownership Rights in Any Corporations' Stock.......................6
        2.7    Lost Certificates............................................................6
3.      REPRESENTATIONS AND WARRANTIES OF THE CORPORATIONS AND THE SHAREHOLDERS.............6
        3.1    Organization, Standing and Qualification.....................................6
        3.2    Capitalization...............................................................7
        3.3    No Change in Stock Ownership and Other Pooling Representations...............7
        3.4    Authority for Agreement and Filed Plans......................................7
        3.5    No Breach or Default.........................................................8
        3.6    Subsidiaries.................................................................9
        3.7    Financial Statements.........................................................9
        3.8    Liabilities..................................................................9
        3.9    Accurate and Complete Records...............................................10
        3.10   Permits and Licenses........................................................11
        3.11   Certain Receivables.........................................................13
        3.12   Fixed Assets and Real Property..............................................13
        3.13   Related Party Transactions..................................................14

                                TABLE OF CONTENTS

                                   (CONTINUED)


                                                                                          PAGE
        3.14   Contracts and Agreements; Adverse Restrictions..............................15
        3.15   Insurance...................................................................15
        3.16   Personnel...................................................................16
        3.17   Benefit Plans and Union Contracts...........................................16
        3.18   Taxes.......................................................................18
        3.19   Copies Complete; Required Consents..........................................18
        3.20   Customers, Billings, Current Receipts and Receivables.......................19
        3.21   No Change With Respect to the Corporations..................................19
        3.22   Balance Sheet Date Debt; Balance Sheet Date Current Assets and Balance
               Sheet Date Current Liabilities..............................................21
        3.23   Bank Accounts...............................................................22
        3.24   Compliance With Laws........................................................22
        3.25   Powers of Attorney..........................................................24
        3.26   Underground Storage Tanks...................................................24
        3.27   Patents, Trademarks, Trade Names, etc.......................................25
        3.28   Assets, etc. Necessary to Business..........................................26
        3.29   Condemnation................................................................26
        3.30   Suppliers and Customers.....................................................26
        3.31   Absence of Certain Business Practices.......................................26
        3.32   No Misleading Statements....................................................27
        3.33   Brokers; Finders............................................................27
        3.34   S Corporation Matters.......................................................27
        3.35   Registration Statements.....................................................27
        3.36   Accredited Investors........................................................27
4.      REPRESENTATIONS AND WARRANTIES OF WCI AND THE MERGER SUBS..........................27
        4.1    Existence and Good Standing.................................................28
        4.2    No Contractual Restrictions.................................................28
        4.3    Authorization of Agreement..................................................28
        4.4    Status of Shares............................................................28
        4.5    Governmental Authorities; Consents..........................................29

                                TABLE OF CONTENTS

                                   (CONTINUED)


                                                                                          PAGE
        4.6    SEC Documents...............................................................29
        4.7    Capital Stock...............................................................30
        4.8    No Misleading Statements....................................................30
        4.9    Brokers; Finders............................................................30
        4.10   Disclosure Schedules........................................................30
5.      COVENANTS OF THE CORPORATIONS AND THE SHAREHOLDERS PRIOR TO EFFECTIVE TIME.........30
        5.1    Access; Confidential Information............................................30
        5.2    Operations..................................................................31
        5.3    No Change...................................................................32
        5.4    Obtain Consents.............................................................34
        5.5    No Change in Relative Ownership.............................................34
        5.6    Control of the Corporations' Operations.....................................34
        5.7    Acquisition Transactions....................................................34
        5.8    Bonnie Trust Approval.......................................................34
6.      CONDITIONS PRECEDENT TO OBLIGATION OF WCI AND THE MERGER SUBS. TO CLOSE............35
        6.1    Representations and Warranties..............................................35
        6.2    Conditions..................................................................35
        6.3    No Material Adverse Change..................................................35
        6.4    Certificates................................................................35
        6.5    No Litigation...............................................................35
        6.6    Other Deliveries............................................................35
        6.7    Governmental Approvals......................................................35
        6.8    Consents to Transfer........................................................36
        6.9    Opinion of Independent Public Accountants...................................36
        6.10   WCI Shareholders Approval...................................................36
        6.11   NASDAQ Listing..............................................................36
        6.12   HSR Waiting Period..........................................................36
        6.13   Registration Statements.....................................................36
        6.14   Dissenting Shares...........................................................36

                                TABLE OF CONTENTS

                                   (CONTINUED)


                                                                                          PAGE
        6.15   Title Insurance.............................................................36
        6.16   Termination of Employment Agreements........................................37
        6.17   LeMay Agreement.............................................................37
        6.18   All Mergers to Occur........................................................37
        6.19   Disposal Arrangements.......................................................37
        6.20   Bonnie Trust Approval.......................................................37
        6.21   Real Estate Due Diligence...................................................37
7.      CONDITIONS PRECEDENT TO OBLIGATION OF THE CORPORATIONS AND THE SHAREHOLDERS TO
        CLOSE..............................................................................37
        7.1    Representations and Warranties..............................................37
        7.2    Conditions..................................................................38
        7.3    No Material Adverse Change..................................................38
        7.4    Certificate.................................................................38
        7.5    No Litigation...............................................................38
        7.6    Other Deliveries............................................................38
        7.7    Consents to Transfer........................................................38
        7.8    NASDAQ Listing..............................................................38
        7.9    HSR Waiting Period..........................................................38
        7.10   Registration Statements.....................................................38
        7.11   Governmental Approvals......................................................39
        7.12   Opinion of Independent Public Accountants...................................39
        7.13   LeMay Agreement.............................................................39
        7.14   All Mergers to Occur........................................................39
        7.15   Tax Matters.................................................................39
        7.16   Disposal Arrangements.......................................................39
        7.17   Bonnie Trust Approval.......................................................39
8.      CLOSING DELIVERIES.................................................................40
        8.1    WCI Deliveries..............................................................40
        8.2    Shareholders' Deliveries....................................................40
9.      ADDITIONAL COVENANTS OF WCI, THE CORPORATIONS AND THE SHAREHOLDERS.................41

                                TABLE OF CONTENTS

                                   (CONTINUED)


                                                                                          PAGE
        9.1    Release of Guaranties.......................................................41
        9.2    Release of Security Interests...............................................42
        9.3    Confidentiality.............................................................42
        9.4    Brokers and Finders Fees....................................................42
        9.5    Taxes.......................................................................42
        9.6    Short Year Tax Returns......................................................42
        9.7    Matters Related to Pooling..................................................43
        9.8    Representation Letter.......................................................43
        9.9    WCI Shareholders' Approval..................................................43
        9.10   Nasdaq Listing..............................................................44
        9.11   Agreement to Cooperate......................................................44
        9.12   Notification of Certain Matters.............................................45
        9.13   Corrections to Registration Statements and Proxy Statement..................45
10.     INDEMNIFICATION....................................................................45
        10.1   Indemnification Covenants...................................................45
        10.2   Limitations on Indemnities..................................................47
        10.3   Notice of Indemnity Claim...................................................49
        10.4   Survival of Representations and Warranties..................................51
        10.5   No Exhaustion of Remedies or Subrogation; Right of Set Off..................51
11.     OTHER POST-CLOSING COVENANTS OF THE SHAREHOLDERS AND WCI...........................51
        11.1   Restrictive Covenants.......................................................51
        11.2   Rights and Remedies Upon Breach.............................................53
        11.3   Termination Date............................................................55
        11.4   Effect of Termination.......................................................56
        11.5   Corrections to Schedules....................................................56
12.     GENERAL............................................................................57
        12.1   Additional Conveyances......................................................57
        12.2   Assignment..................................................................57
        12.3   No Waiver Relating to Claims for Fraud......................................57
        12.4   Counterparts................................................................58

                                TABLE OF CONTENTS

                                   (CONTINUED)


                                                                                          PAGE
        12.5   Notices.....................................................................58
        12.6   Disclosure Schedules........................................................58
        12.7   Knowledge...................................................................58
        12.8   Attorneys' Fees.............................................................59
        12.9   Applicable Law..............................................................59
        12.10  Payment of Fees and Expenses................................................59
        12.11  Incorporation by Reference..................................................59
        12.12  Captions....................................................................59
        12.13  Number and Gender of Words..................................................60
        12.14  Entire Agreement............................................................60
        12.15  Waiver......................................................................60
        12.16  Construction................................................................60
13.     GLOSSARY...........................................................................60

                                TABLE OF CONTENTS

                            EXHIBIT AND SCHEDULE LIST




Exhibit 1.2                         Filed Plan

Exhibit 6.19                        Disposal Agreement

Exhibit 8.1(b)                      Employment Agreements

Exhibit 8.1(c)                      Opinion of Counsel for WCI

Exhibit 8.1(f)                      Common Stock Agreement

Exhibit 8.2(b)                      Opinion of Counsel for Shareholders

Exhibit 8.2(g)                      Affiliate Letter

Schedule 3.2                        Authorized Capital of Corporations

Schedule 3.3                        Pooling Affiliates of the Corporations

Schedule 3.5                        No Breach or Default

Schedule 3.6                        Subsidiaries

Schedule 3.7                        Financial Statements

Schedule 3.8                        Liabilities

Schedule 3.10(a)                    Permits and Licenses

Schedule 3.10(b)                    Records, Notifications and Reports

Schedule 3.10(c)                    Facilities

Schedule 3.11                       Certain Receivables

Schedule 3.12(a)                    Fixed Assets

Schedule 3.12(b)                    Corporate Property

Schedule 3.13                       Related Party Transactions


                                TABLE OF CONTENTS

                                   (CONTINUED)


                                                                                     PAGE

Schedule 3.14(a)                    Material Contracts and Agreements

Schedule 3.14(b)                    Adverse Judicial Restrictions

Schedule 3.14(c)                    Adverse Contractual Restrictions

Schedule 3.15                       Insurance

Schedule 3.16                       Personnel

Schedule 3.17(a)                    Benefit Plans

Schedule 3.17(b)                    Union Contracts, Agreements and Labor Disputes

Schedule 3.17(c)                    Golden Parachute Payments

Schedule 3.18                       Taxes

Schedule 3.19                       Copies Complete

Schedule 3.20                       Customers, Billings, Current Receipts and
                                    Receivables

Schedule 3.21                       No Change

Schedule 3.22(a)                    Balance Sheet Date Debt

Schedule 3.22(b)                    Balance Sheet Date Current Assets and
                                    Liabilities

Schedule 3.23(a)                    Bank Accounts

Schedule 3.23(b)                    Credit Card Accounts

Schedule 3.24                       Compliance with Laws

Schedule 3.26                       Underground Storage Tanks

Schedule 3.27                       Patents, Trademarks, Trade Names, Etc.

Schedule 3.29                       Condemnation Proceedings


                                TABLE OF CONTENTS

                                   (CONTINUED)


                                                                                     PAGE

Schedule 3.30                       Suppliers and Customers

Schedule 3.34                       S Corporation Matters

Schedule 5.3                        Changes in Compensation

Schedule 9.1                        Release of Guaranties

                          AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of October 22, 1998, is entered into by and among Waste Connections, Inc., a Delaware corporation ("WCI"), WCI Acquisition Corporation I, a Washington corporation ("MERGER SUB. I"), WCI Acquisition Corporation II, a Washington corporation ("MERGER SUB. II"), WCI Acquisition Corporation III, a Washington corporation ("MERGER SUB. III"), WCI Acquisition Corporation IV, a Washington corporation ("MERGER SUB. IV" and collectively with Merger Sub. I, Merger Sub II. and Merger Sub. III, the "MERGER SUBS." and individually without designation a "MERGER SUB."), Murrey's Disposal Company, Inc., a Washington corporation ("MDC"), American Disposal Company, Inc., a Washington corporation ("AD"), D. M. Disposal Co., Inc., a Washington corporation ("DM"), Tacoma Recycling Company, Inc. ("TR" and collectively with MDC, AD and DM, the "Corporations" and individually without designation a "CORPORATION"), The Murrey Trust UTA August 5, 1993, as amended (the "MURREY TRUST"), Donald J. Hawkins ("DONALD") and Irmgard R. Wilcox ("IRMGARD" and collectively with the Murrey Trust, Donald and, on compliance with Section 5.8 of this Agreement, the Bonnie Trust (as defined below), the "SHAREHOLDERS" and individually without designation a "SHAREHOLDER").

        WHEREAS, MDC, AD and DM are engaged in the collection and transport of solid waste and recyclables in State of Washington, and TR is engaged in the recycling business in the State of Washington;

        WHEREAS, the Murrey Trust, Donald and Irmgard own all of the issued and outstanding capital stock of MDC and AD , and the Murrey Trust, the Bonnie L. Murrey Revocable Trust UTA August 5, 1993, as amended (the "BONNIE TRUST"), Donald and Irmgard own all of the issued and outstanding capital stock of DM and TR, all as set forth on Schedule 3.2;

        WHEREAS, at the Closing on the Closing Date (as defined below), WCI will contribute as a capital contribution to Merger Sub. I, Merger Sub. II, Merger Sub. III and Merger Sub. IV sufficient shares of WCI Common Stock, $0.01 par value (the "WCI STOCK"), to consummate the transactions contemplated by this Agreement in exchange for all of the outstanding capital stock of Merger Sub. I, Merger Sub. II, Merger Sub. III and Merger Sub. IV;

        WHEREAS, Merger Sub. I, Merger Sub. II, Merger Sub. III and Merger Sub. IV will use such shares of WCI Stock to effect the merger of Merger Sub. I into MDC, the merger of Merger Sub. II into AD, the merger of Merger Sub. III into DM, and the merger of Merger Sub. IV into TR in accordance with the terms and subject to the conditions of this Agreement (individually, a "MERGER" and collectively, the "MERGERS") in a transaction that qualifies as a pooling of interests under generally accepted accounting principles and as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE");

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants herein contained, the parties hereto, each intending to be bound hereby, agree as follows:

        1.      MERGERS

               1.1 THE MERGERS. In accordance with the Washington Business Corporation Act (the "Washington Law"), at the Effective Time (as defined in
Section 1.2), Merger Sub. I shall be merged with and into MDC, Merger Sub. II shall be merged with and into AD, Merger Sub. III shall be merged with and into DM and Merger Sub. IV shall be merged with and into TR, in a transaction intended to qualify as tax-free reorganizations under Section 368(a) of the Code and a "pooling of interests" under generally accepted accounting principles. Immediately following each Merger, the separate existence of each of the applicable Merger Subs. shall cease and the applicable Corporation into which such Merger Sub. (each, a "SURVIVING CORPORATION" and collectively the "SURVIVING CORPORATIONS") merged shall continue to exist under and be governed by the Washington Law as a direct, wholly-owned subsidiary of WCI.

               1.2 EFFECTIVE TIME. As soon as practicable after the date of this Agreement (the "SIGNING DATE") and the satisfaction or waiver of all of the conditions to the Mergers, at the Closing (as defined in Section 1.7), the parties shall cause the Mergers to be consummated by causing separate Plans of Merger (the "FILED PLANS") substantially in the form of Exhibit 1.2 to be executed and filed in accordance with the relevant provisions of the Washington Law. Each Merger shall become effective at the time specified in the Filed Plans related to such Merger, which specified time shall be the same in each of the Filed Plans (the "EFFECTIVE TIME").

               1.3 EFFECTS OF THE MERGERS. The Mergers shall have the effect set forth in Section 23B.11.060 of the Washington Law. Without limiting the generality of the foregoing, at the Effective Time, all the properties, rights, privileges, powers and franchises of each Merger Sub. shall vest in the respective Surviving Corporation into which it is merged, and all debts, liabilities and duties of each Corporation and each Merger Sub. shall become the debts, liabilities and duties of the respective Surviving Corporation in the same manner as if the applicable Surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each Merger Sub. shall thereafter be preserved unimpaired.

               1.4 ARTICLES OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION. The Articles of Incorporation of each of the Corporations, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the respective Surviving Corporations, until thereafter amended in accordance with the provisions thereof and applicable law. The Bylaws of each of the Corporations in effect at the Effective Time shall be the Bylaws of the respective Surviving Corporations until amended in accordance with the provisions thereof and applicable law.

               1.5 DIRECTORS. The directors of the Merger Subs. immediately prior to the Effective Time shall be the directors of the respective Surviving Corporations and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. The Board of Directors of WCI shall take such action as may be necessary to cause a nominee of the Shareholders to be elected to WCI's Board of Directors effective as of the Effective Time with a term of office expiring at WCI's annual meeting of stockholders in 2001.

               1.6 OFFICERS. The officers of Merger Subs. immediately prior to the Effective Time of each Merger shall be the officers of the respective Surviving Corporations and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

               1.7 CLOSING TIME AND PLACE. Subject to the terms and conditions of this Agreement, the closing of the transactions contemplated herein (the "CLOSING") shall take place as promptly as practicable (but in any event within five business days) following the date on which the last of the conditions set forth in Sections 6 and 7 is fulfilled or waived, or on such other date as WCI and the Corporations shall agree (the "CLOSING DATE"). The Closing shall take place at the law offices of Hillis Clark Martin & Peterson, Suite 500, 1221 2nd Ave., Seattle, Washington 98101. At the Closing, WCI, the Merger Subs., the Corporations and the Shareholders shall deliver to each other the documents, instruments and other items described in Section 8 of this Agreement. At the election of WCI and the Corporations, the Closing may take place through an exchange of consideration and documents using overnight courier service or facsimile.

        2.      MERGER CONSIDERATION; CONVERSION OF SECURITIES; DISSENTING
SHARES

               2.1 MERGER CONSIDERATION. The aggregate merger consideration (the "AGGREGATE MERGER CONSIDERATION") is two million seven hundred fifty thousand (2,750,000) shares of WCI Stock (the "AGGREGATE WCI STOCK"), subject to adjustment as follows: (i) the number of shares of Aggregate WCI Stock issued in the Mergers shall be reduced by one share for each $20.50 by which the Balance Sheet Date Debt (as hereinafter defined) exceeds six million dollars ($6,000,000); and (ii) if the closing price of WCI Stock as quoted on the NASDAQ Stock Market on the last trading day before the Closing Date (the "CLOSING PRICE") is less than $20.50, then as of the Effective Time the number of shares of Aggregate WCI Stock to be issued in the Mergers shall be increased by fifty five thousand five hundred fifty five (55,555) shares for each whole dollar by which the Closing Price is less than $20.50 but more than $15.99 and by eighty three thousand three hundred thirty three and one-third (83,333 1/3) shares for each whole dollar by which the Closing Price is less than $13.00 but more than $9.99, and shall be proportionately increased for any such amount less than one whole dollar, provided that no more than two hundred fifty thousand (250,000) additional shares shall be issued if the Closing Price is less than $16.00 but more than $13.00 and provided further in no event shall the number of Aggregate WCI Shares to be issued in the Mergers exceed three million two hundred fifty thousand (3,250,000) shares. The Closing Price and the number of shares of WCI Stock to be delivered after the Effective Time shall be appropriately adjusted in the event of any change in WCI Stock between the Signing Date and the Effective Time, including without limitation any stock dividend, stock split, reverse stock split, recapitalization, reorganization, merger or consolidation. WCI shall not be obligated to issue any fractional shares of WCI Stock, but instead the Shareholders shall be paid cash in lieu of any fractional share equal to the Closing Price multiplied by the fraction of a share of WCI Stock that would otherwise have been issued to such Shareholder. The Shares shall be covered by one or more Registration Statements on Form S-4 (the "REGISTRATION STATEMENTS"), each of which is effective under the Securities Act of 1933 (the "ACT") as of the Signing Date. The shares of Aggregate WCI Stock shall be freely tradable, subject to the restrictions set forth in Section 9.7 and in the Affiliate Letter (as hereinafter defined). WCI shall maintain the Registration Statements effective for resales of the WCI Stock received by the Shareholders for a period of one year after the Effective Time pursuant to the terms of the Common Stock Agreement (as hereinafter defined).

               2.2 ALLOCATION OF AGGREGATE WCI STOCK. The percentage of the Aggregate WCI Stock to be received by the Shareholders of each Corporation upon conversion of the Corporations' Stock shall be as follows: 42% to MDC, 13% to AD, 28% to DM and 17% to TR.

               2.3 CONVERSION OF CAPITAL STOCK. As of the Effective Time, by virtue of the Mergers and without any action on the part of the holder thereof:

                      (a) All of the shares of common stock of each Merger Sub. issued and outstanding immediately prior to the Effective Time shall be converted into and become the number of fully-paid and nonassessable shares of common stock of the Surviving Corporation into which the Merger Sub. is merging as shall equal the number of shares of the common stock of such Corporation (individually, the "CORPORATION'S STOCK" and collectively the "CORPORATIONS' STOCK") issued and outstanding immediately prior to the Effective Time.

                      (b) Subject to Section 2.7, the aggregate shares of each Corporation's Stock issued and outstanding immediately prior to the Effective Time shall be converted into a portion of the Aggregate WCI Stock. The actual conversion ratio for each Merger shall be set forth in the Filed Plans for that Merger.

               2.4 EXCHANGE OF CERTIFICATES.

                      (a) After the Effective Time, WCI shall deliver to the Shareholders in accordance with this Section 2 certificates representing the Shares of WCI Stock issuable pursuant to Section 2.3(b) in exchange for issued and outstanding shares of each Corporation's Stock as contemplated by that Section. The WCI Stock into which each Corporation's Stock shall be converted pursuant to each Merger shall be deemed to have been issued at the Effective Time.

                      (b) At the Closing, each Shareholder shall deliver to WCI certificates evidencing the shares of Corporations' Stock owned by such Shareholder that are to be converted pursuant to Section 2.3(b) into the right to receive WCI Stock (for each Corporation, the "CORPORATION'S CERTIFICATES" and collectively for all Corporations, the "CORPORATIONS' CERTIFICATES"). Promptly after the Effective Time, each Shareholder who has surrendered the Corporation's Certificates registered in the name of such Shareholder to WCI, together with such documents as WCI shall reasonably request, shall be entitled to receive in exchange therefor certificates representing that number of shares (rounded down to the nearest whole number) of WCI Stock which such Shareholder has the right to receive as a result of such Merger pursuant to this Section 2 (together with any cash in lieu of fractional shares of WCI Stock pursuant to Section 2.7). Each of the Corporation's Certificates so surrendered shall be canceled immediately after the Effective Time. Until surrendered as contemplated by this Section 2.4, each of the Corporations' Certificates shall be deemed canceled as of the Effective Time and at any time after the Effective Time shall be deemed to represent only the right to receive upon such surrender (i) the certificates representing shares of WCI Stock as contemplated by this Section 2.4, (ii) a cash payment in lieu of any fractional shares of WCI Stock as contemplated by
Section 2.1 and (iii) any dividends or distributions with a record date after the Effective Time theretofore paid or payable with respect to WCI Stock as contemplated by Section 2.5.

               2.5 DISTRIBUTIONS; RIGHT TO VOTE. Dividends and other distributions declared or made after the Effective Time with respect to WCI Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Corporations' Certificates with respect to the WCI Stock represented thereby. Further, the holder of any unsurrendered Corporations' Certificates shall have the right to vote with respect to the WCI Stock represented thereby on all matters on which the shareholders of WCI vote after the Effective Time.

               2.6 NO FURTHER OWNERSHIP RIGHTS IN ANY CORPORATIONS' STOCK. All shares of WCI Stock issued upon the surrender for exchange of shares of the Corporations' Stock in accordance with the terms hereof (including any cash paid pursuant to Section 2.5 or 2.1) shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of such Corporations' Stock, and, at and after the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporations of shares of the Corporation's Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, any of the Corporation's Certificates are presented to the applicable Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Section 2.

               2.7 LOST CERTIFICATES. In the event any of the Corporations' Certificates shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Shareholder claiming such certificate to be lost, stolen or destroyed, WCI will issue in exchange for such lost, stolen or destroyed certificate the shares of WCI Stock (and any dividends or distributions with respect thereto pursuant to Section 2.5 and any cash pursuant to Section 2.1) deliverable in respect thereof as determined in accordance with
Section 2.4. When authorizing such payment in exchange for any lost, stolen or destroyed Corporations' Certificate, the Shareholder to whom the WCI Stock is to be issued shall, as a condition precedent to the issuance thereof, give WCI a bond satisfactory to WCI in such sum as it may direct or otherwise indemnify WCI in a manner reasonably satisfactory to WCI against any claim that may be made against WCI or the Surviving Corporation with respect to the Certificate alleged to have been lost, stolen or destroyed.

        3.      REPRESENTATIONS AND WARRANTIES OF THE CORPORATIONS AND THE
SHAREHOLDERS

        Each Corporation, severally as to itself, and the Shareholders, jointly and severally as to each Corporation of which they are shareholders, represent and warrant that each of the following representations and warranties is true as of the Signing Date and will be true as of the Closing Date.

               3.1 ORGANIZATION, STANDING AND QUALIFICATION. Each of the Corporations is duly organized, validly existing and in good standing under the laws of the State of Washington. Each of the Corporations has full corporate power and authority to own and lease its properties and to carry on its business as now conducted. None of the Corporations is required to be qualified or licensed to conduct business as a foreign corporation in any other jurisdiction.

               3.2 CAPITALIZATION. Schedule 3.2 sets forth, as of the Signing Date, the authorized and outstanding capital of each of the Corporations, the names, addresses and social security numbers or taxpayer identification numbers of the record and beneficial owners thereof, the number of shares so owned, and the allocation of the Aggregate Merger Consideration and the shares of the Aggregate WCI Stock among the Shareholders. All of the issued and outstanding shares of the capital stock of each Corporation are as of the Signing Date, and will be as of the Effective Time, owned of record and beneficially by the Shareholders, as set forth in Schedule 3.2, and are as of the Signing Date, and will be as of the Effective Time, free and clear of all liens, security interests, encumbrances and claims of every kind except as set forth in Schedule
3.2. Each share of the capital stock of each of the Corporations is duly and validly authorized and issued, fully paid and nonassessable, and was not issued in violation of any preemptive rights of any past or present shareholder of any of the Corporations. No option, warrant, call, conversion right or commitment of any kind (including any of the foregoing created in connection with any indebtedness of any of the Corporations) exists which obligates any of the Corporations to issue any of its authorized but unissued capital stock or other equity interest or which obligates any Shareholder to transfer any Corporations' Stock to any person, except as set forth on Schedule 3.2.

               3.3 NO CHANGE IN STOCK OWNERSHIP AND OTHER POOLING REPRESENTATIONS. Since January 1, 1996, no Corporation has acquired any of its own stock. Neither the voting stock structure of any Corporation, nor the relative ownership of shares among any of their respective Shareholders has been altered or changed within two years preceding the Signing Date. No Corporation has ever been a subsidiary or division of another corporation nor been a part of an acquisition that was later rescinded. No Corporation has any treasury stock. The statements relating to the Corporations in the representation letter to be delivered to Ernst & Young LLP pursuant to Section 9.8 will be true and correct as of the date such letter is executed and delivered by the Corporations and the Shareholders. Upon consummation of the Mergers, WCI will acquire or have the right to lease all of the assets of the Corporations necessary to the conduct of the business of the Corporations as conducted on the Signing Date and all assets owned, directly or indirectly, by the Shareholders and used or involved in the business of collecting and transporting solid waste, operating the solid waste transfer stations owned by the Corporations, and recycling. None of the Corporations nor any of their Affiliates has taken or agreed or intends to take any action or has any knowledge of any fact or circumstance that is reasonably likely to prevent any Merger from qualifying as a reorganization within the meaning of section 368(a) of the Code or would prevent any Merger from being treated for financial accounting purposes as a pooling of interests. Schedule
3.3 identifies all persons who, to the knowledge of the Corporations and the Shareholders, may be deemed to be

"affiliates" ("POOLING AFFILIATES") of the Corporations, as that term is used in Accounting Series Releases No. 130 and No. 135 of the Securities and Exchange Commission ("SEC").

               3.4 AUTHORITY FOR AGREEMENT AND FILED PLANS. MDC and AD have obtained, and on approval of this Agreement solely by the Bonnie Trust (the "BONNIE TRUST APPROVAL") DM and TR will have obtained, the approval of the percentage of the holders of the outstanding Corporation's Stock of each Corporation required by Section 23B.11.030 of the Washington Law (the "CORPORATIONS' SHAREHOLDERS APPROVAL"). Subject, in the case of DM and TR, to obtaining the Bonnie Trust Approval, the Corporations and the Shareholders have full right, power and authority to enter into this Agreement and to perform its, his or her obligations hereunder. Subject, in the case of DM and TR, to obtaining the Bonnie Trust Approval, the Corporations have full right, power and authority to enter into the Filed Plans and to perform their respective obligations thereunder. The execution and delivery of this Agreement and the Filed Plans by the Corporations and the consummation of the transactions contemplated hereby by the Corporations have been duly authorized by each of the Corporations' Board of Directors. This Agreement has been duly and validly executed and delivered by the Corporations and the Shareholders other than the Bonnie Trust and, subject to the due authorization, execution and delivery by WCI, the Merger Subs. and the Bonnie Trust, constitutes the legal, valid and binding obligations of the Corporations and the Shareholders, other than the Bonnie Trust, enforceable against the Corporations and such Shareholders in accordance with its terms. Subject, in the case of DM and TR, to obtaining the Bonnie Trust Approval, when executed and delivered by the Bonnie Trust, this Agreement will have been duly and validly executed and delivered by the Bonnie Trust and, subject to the due authorization, execution and delivery by WCI and the Merger Subs., will constitute the legal, valid and binding obligation of the Bonnie Trust, enforceable against the Bonnie Trust in accordance with its terms. When executed and delivered by the Corporations, the Filed Plans will have been duly and validly executed and delivered by the Shareholders and, subject to the due authorization, execution and delivery by WCI and the Merger Subs., will constitute the legal, valid and binding obligation of the Corporations, enforceable against the Corporations in accordance with their respective terms.

               3.5 NO BREACH OR DEFAULT. Except as disclosed on Schedule 3.5, the execution and delivery by the Corporations and the Shareholders of this Agreement and the Filed Plans, and the consummation by the Corporations and the Shareholders of the transactions contemplated hereby and thereby, will not:

                      (a) Result in the breach of any of the terms or conditions of, or constitute a default under, or allow for the acceleration or termination of, or in any manner release any party from any obligation under, any mortgage, lease, note, bond, indenture, or material contract, agreement, license or other instrument or obligation of any kind or nature to which any of the Corporations or any of the Shareholders is a party, or by which any of the Corporations or any of the Shareholders, or any of the Corporations' or the Shareholders' assets, is or may be bound or affected; or

                      (b) Violate any law or any order, writ, injunction or decree of any court, administrative agency or governmental authority, or require the approval, consent or permission of any governmental or regulatory authority applicable to the Corporations or the Shareholders; or

                      (c) Violate the Articles of Incorporation or Bylaws of any of the Corporations.

               3.6 SUBSIDIARIES. Schedule 3.6 lists as of the Signing Date any and all subsidiaries of the Corporations and any securities of any other corporation or any securities or other interest in any other business entity owned by the Corporations or any of the Corporations' subsidiaries.

               3.7 FINANCIAL STATEMENTS. The Corporations have delivered to WCI, as Schedule 3.7, copies of combined financial statements ("FINANCIAL STATEMENTS") for the Corporations' three most recent fiscal years and interim financial statements for the Corporations for the period ended September 30, 1998 (the "BALANCE SHEET DATE"). Such financial combined statements (other than the interim financial statements) have been audited by Ernst & Young LLP. In the opinion of Ernst & Young LLP, the Financial Statements for the three most recent fiscal years present fairly, in all material respects, the financial positions of the respective Corporations as at the end of such fiscal years and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles, and neither the Corporations nor the Shareholders have any knowledge that such opinion is incorrect. The interim Financial Statements are correct and complete and fairly present the financial position of each of the Corporations as of Balance Sheet Date, and the results of operations for the period then ended, subject to normal year-end adjustments. Except to the extent reflected or reserved against in any of the Corporations' balance sheets as of the Balance Sheet Date, or as disclosed on Schedule 3.7 or Schedule 3.8, none of the Corporations had as of the Balance Sheet Date, nor will any of the Corporations have as of the Closing Date, any liabilities of any nature, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities due or to become due other than liabilities incurred in the ordinary course of business since the Balance Sheet Date.

               3.8 LIABILITIES. Parts I, II, III and IV of Schedule 3.8, are accurate lists and descriptions of all liabilities of each of the Corporations required to be described below in the format set forth below.

                      (a) Part I of Schedule 3.8 lists, as of the Balance Sheet Date, all indebtedness for money borrowed and all other fixed and uncontested liabilities of any kind, character and description (excluding Balance Sheet Date Debt (as defined in Section 3.22(a)) and all real and personal property leasehold interests included in Part IV of Schedule 3.8), whether reflected or not reflected on the Financial Statements and whether accrued or absolute, and states as to each such liability the amount of such liability and to whom payable. From the Balance Sheet Date through the Signing Date, trade payables have been incurred only in the ordinary course of business consistent with comparable prior periods.

                      (b) Part II of Schedule 3.8 lists, as of the Signing Date, all claims, suits and proceedings which are pending against any of the Corporations and, to the knowledge of the Corporations and the Shareholders, all contingent liabilities and all claims, suits and proceedings threatened or anticipated against any of the Corporations. Part II of Schedule 3.8 includes a summary description of each such liability, including, without limitation, (A) the name of each court, agency, bureau, board or body before which any such claim, suit or proceeding is pending, (B) the parties to such claim, suit or proceeding, (C) the amount claimed and other relief sought, and (D) whether such claims are covered by insurance and whether any insurance carrier has undertaken defense of such claims subject to a reservation of rights, together with copies of all material documents, reports and other records relating thereto to the extent that they are in any of the Corporations' or a Shareholder's possession or control.

                      (c) Part III of Schedule 3.8 lists, as of the Signing Date and to the extent not otherwise included in Part I of Schedule 3.8 or Schedule 3.22(a), all liens, claims and encumbrances secured by or otherwise affecting any asset of any of the Corporations (including any Corporate Property, as hereafter defined), including a description of the nature of such lien, claim or encumbrance, the amount secured if it secures a liability, the nature of the obligation secured, and the party holding such lien, claim or encumbrance.

                      (d) Part IV of Schedule 3.8 lists, as of the Signing Date and to the extent not otherwise included in Part I or Part III of Schedule 3.8 or Schedule 3.22(a), all real and material personal property leasehold interests to which any of the Corporations is a party as lessor or lessee or, to the knowledge of any of the Corporations or a Shareholder, affecting or relating to any Corporate Property, and includes a description of the nature and principal terms of such leasehold interest, including, without limitation, the identity of the other party thereto, the term of such leasehold interest (including renewal options), the base rent and any additional rent owing thereunder (including any adjustments thereto), security deposits, rights of first offer or first refusal, purchase options, and restrictions on transfer.

               Except as described on the applicable part of Schedule 3.8, neither any of the Corporations nor any of the Shareholders has made any payment or committed to make any payment since the Balance Sheet Date on or with respect to any of the liabilities or obligations listed on Schedule 3.8 or Schedule 3.22(a) except, in the case of liabilities and obligations listed on Parts I, III and IV of Schedule 3.8 and Balance Sheet Date Debt, periodic payments required to be made under the terms of the agreements or instruments governing such obligations or liabilities or made in the ordinary course of business.

               3.9 ACCURATE AND COMPLETE RECORDS. The corporate minute books, stock ledgers, books, ledgers, financial records and other records of the
Corporations:

                      (a) Have been made available to WCI and its agents (which for this purpose includes Ernst & Young LLP) at the respective Corporations' offices or at the offices of WCI's attorneys or the respective Corporations' attorneys;

                      (b) Have been, in all material respects, maintained in accordance with all applicable laws, rules and regulations, except that annual meetings of shareholders and directors were not held in each year of the existence of each of the Corporations; and

                      (c) Are accurate and complete and reflect either by general or specific resolution all material corporate transactions authorized by the Board of Directors and/or shareholders of the Corporations.

               3.10 PERMITS AND LICENSES.

                      (a) Schedule 3.10(a) is a full and complete list, and includes copies, of all material permits, licenses, franchises and service agreements pursuant to which each of the Corporations is authorized to collect and haul industrial, commercial and residential solid waste (the "COLLECTION FRANCHISES"), and of all other material permits, licenses, titles (excluding motor vehicle titles and current registrations), fuel permits, zoning and land use approvals and authorizations, including, without limitation, any conditional or special use approvals or zoning variances, occupancy permits, and any other similar documents constituting a material authorization or entitlement or otherwise material to the operation of the business of each of the Corporations (collectively the "GOVERNMENTAL Permits") owned by, issued to, held by or otherwise benefiting one or more of the Corporations or the Shareholders as of the Signing Date. The status of the Governmental Permits related to the disposal areas owned or operated by the Corporations, including, without limitation, any conditions thereto and, if applicable, the expiration dates thereof, are also described in Schedule 3.10(a). Schedule 3.10(a) also sets forth the name of any governmental agency or other third party from whom the Shareholders, the Corporations or WCI must obtain consent (the "REQUIRED GOVERNMENTAL CONSENTS") in order to effect a direct or indirect transfer of the Collection Franchises or other Governmental Permits required as a result of the consummation of the transactions contemplated by this Agreement. Except for any filings by the Corporations required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR ACT"), the filing of the Filed Plans with the Secretary of State of Washington in connection with the Mergers and the Required Governmental Consents, no declaration, filing or registration with, or notice to, or authorization, consent or approval or permit of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement or the Filed Plans by any Corporation or the consummation by any Corporation of the transactions contemplated hereby or thereby. Except as set forth on Schedule 3.10(a), all of the Collection Franchises and other Governmental Permits enumerated and listed on Schedule 3.10(a) are valid and in full force and effect and have been duly obtained, no other Collection Franchises or Governmental Permits or other agreements are required to operate the business of any of the Corporations or any Corporate Property as presently operated, and there are no proceedings pending or, to the knowledge of the Corporations or the Shareholders, threatened which may result in the revocation, cancellation, suspension or adverse modification of any of the same. Neither any of the Corporations nor any of the Shareholders has any knowledge of any reason why all such Collection Franchises and Governmental Permits will not remain in effect for the period or term stated therein, subject to WCI's full compliance therewith, after consummation of the transactions contemplated hereby.

                      (b) Schedule 3.10(b) includes (i) all notifications, reports, permit and license applications (other than items included in Schedule 3.10(a)), engineering and geologic studies, and environmental impact reports, tests or assessments applicable to Corporate Property (collectively, "RECORDS, NOTIFICATIONS AND REPORTS") that are material to the operation of the business of each of the Corporations, and (A) relate to the discharge or release of materials into the environment and/or the handling or transportation of waste materials or hazardous or toxic substances or otherwise relate to the protection of the public health or the environment, or (B) were filed with or submitted to appropriate governmental agencies during the 24 months prior to the Signing Date by any of the Corporations or the Shareholders or their agents with respect to the business of any of the Corporations, and (ii) all material notifications from such governmental agencies to the Corporations, the Shareholders or their agents in response to or relating to any of such Records, Notifications and Reports.

                      (c) Schedule 3.10(c) lists each facility owned, leased, operated or otherwise used by the Corporations, the ownership, lease, operation or use of which is being transferred to, assumed by or otherwise acquired directly or indirectly by WCI pursuant to this Agreement (each, a "FACILITY" and collectively, the "FACILITIES"). Except as otherwise disclosed on Schedule 3.10(c):

                             (i) Each Facility owned by any of the Corporations
or owned by any of the Shareholders or an Affiliate (as hereinafter defined) of any of the Shareholders and leased to one of the Corporations is fully licensed, permitted and authorized to carry on its current business under all applicable federal, state and local statutes, orders, approvals, zoning or land use requirements, rules and regulations, and, none of such Facilities or the current use thereof constitutes a non-conforming use or is otherwise subject to any restrictions regarding the operation, renovation or reconstruction thereof, except for restrictions of general application under applicable laws, rules and regulations. To the knowledge of the Corporations and the Shareholders, no Facility that is leased by any of the Corporations from a non-Affiliate or the current use thereof constitutes a material non-conforming use or is otherwise subject to any material restrictions regarding the operation, renovation or reconstruction thereof, except for restrictions of general application under applicable laws, rules and regulations.

                             (ii) To the knowledge of the Corporations and the
Shareholders, there are no circumstances, conditions or reasons which will cause the revocation or suspension of any Facility's site assessments, permits, licenses, consents, authorizations, zoning or land use permits, variances or approvals relating to any Facility owned by any of the Corporations or owned by any of the Shareholders or an Affiliate of any of the Shareholders and leased to any of the Corporations, and to the knowledge of the Corporations and the Shareholders there are no circumstances, conditions or reasons which will cause the revocation or suspension of any site assessment, permits, licenses, consents, authorizations, zoning or land use permits, variances or approvals relating to any Facility leased by any of the Corporations from a third party who is not an Affiliate of the Shareholders.

               3.11 CERTAIN RECEIVABLES. Schedule 3.11 is an accurate list as of the Signing Date of the accounts and notes receivable of the Corporations from and advances to employees, former employees, officers, directors, the Shareholders and Affiliates of the foregoing which have not been repaid. For purposes of this Agreement, the term "AFFILIATE" means, with respect to any person, any person that directly or indirectly through one or more intermediaries controls or has an ownership interest in, or is controlled or owned in whole or in part by, or is under common control or ownership in whole or in part with such person, and in the case of a corporation includes its directors and officers, in the case of individuals includes the individual's spouse, father, mother, grandfather, grandmother, brothers, sisters, children and grandchildren and in the case of a trust includes the grantors, trustees and beneficiaries of the trust.

               3.12 FIXED ASSETS AND REAL PROPERTY.

                      (a) Schedule 3.12(a) lists, as of the Signing Date, substantially all the fixed assets (other than real estate included in Corporate Property (as defined below)) of the Corporations, including, without limitation, identification of each vehicle by description and serial number, identification of machinery, equipment and general descriptions of parts, supplies and inventory. Except as described on Schedule 3.12(a), all of the Corporations' containers, vehicles, machinery and equipment necessary for the operation of the Corporations' businesses are in operable condition, ordinary wear and tear excepted, and all of the motor vehicles and other rolling stock of the Corporations are in material compliance with all applicable laws, rules and regulations. All leases of such fixed assets are in full force and effect and binding upon the parties thereto; neither any of the Corporations nor, to the knowledge of the Corporations or any of the Shareholders, any other party to such leases is in breach of any of the material provisions thereof.

                      (b) Each parcel of real property leased, owned or being purchased by any of the Corporations as of the Signing Date (the "CORPORATE PROPERTY"), including the street address thereof, is listed on Schedule 3.12(b), and attached to said Schedule 3.12(b) are copies of all leases, deeds, outstanding mortgages, other encumbrances and any existing title insurance policies or lawyer's title opinions relating to each Corporate Property. At least twenty (20) days prior to the Closing Date, the Corporations shall deliver to WCI a current commitment for title insurance issued by a title insurance company satisfactory to WCI (the "TITLE REPORTS") with respect to each Corporate Property owned or being purchased by any of the Corporations or leased by the Corporations at 4622 70th Avenue, Fife, Washington, together with copies of all of the title exceptions referred to in each such commitment. All leases listed on Schedule 3.12(b) are in full force and effect and binding on the parties thereto; neither any of the Corporations nor any other party to any such lease that is an Affiliate of any of the Corporations or any of the Shareholders, nor, to the knowledge of the Corporations and the Shareholders, any other party to any such lease is in breach of any of the material provisions thereof; to the knowledge of the Corporations and the Shareholders, the landlord's interest in each such lease has not been assigned to any third party nor, except as provided in
Schedule 3.12(b), has any such interest been mortgaged, pledged or hypothecated; and none of the Corporations has assigned any such lease or sublet all or any part of the Corporate Property which is the subject of any such lease. Except as described on Schedule 3.12(b), to the knowledge of the Corporations and the Shareholders, there are no material physical or mechanical latent defects not apparent on visual inspection in any Facility located on any Corporate Property.

                      (c) Each of the Corporations has or prior to the Closing will have good, valid and marketable title to, or the right to lease, all of its properties and assets, real, personal, and mixed, tangible and intangible, actually used or necessary for the conduct of its business, free of any encumbrance or charge of any kind except: (i) liens for current taxes not yet due; (ii) minor imperfections of title and encumbrances, if any, that are not substantial in amount, do not materially reduce the value or impair the use of the property subject thereto, and do not materially impair the value of the Corporations; (iii) the liens identified on Parts I and III of

Schedule 3.8 and Schedule 3.22(a); and (iv) such other covenants, conditions, easements, reservations and restrictions of record as appear on the Title Reports (collectively, the "Permitted Liens"). Except as described on Schedule 3.12(b), there are no leases, occupancy agreements, options, rights of first refusal or any other agreements or arrangements, either oral or written, that create or confer in any person or entity the right to acquire, occupy or possess, now or in the future, any Facility, any Corporate Property, or any portion thereof, or create in or confer on any person or entity any right, title or interest therein or in any portion thereof.

               3.13 RELATED PARTY TRANSACTIONS. Except as disclosed on Schedule 3.13, none of the Shareholders or their respective Affiliates has entered into any transaction with or is a party to any agreement, lease or other instrument, or as of the date of this Agreement is indebted to or is owed money by, any of the Corporations not disclosed or reflected in the Financial Statements. Except as disclosed on Schedule 3.13, none of the Shareholders or their Affiliates owns any direct or indirect interest of any kind in, or controls or is a director, officer, employee, shareholder or partner of, or consultant or lender to or borrower from or has the right to participate in the profits of, any Person which is a competitor, supplier, customer, landlord, tenant, creditor or debtor of the Corporations, other than interests as a record or beneficial owner of less than five percent (5%) of a class of capital stock of a corporation listed on a national securities exchange or on the NASDAQ Stock Market.

               3.14 CONTRACTS AND AGREEMENTS; ADVERSE RESTRICTIONS.

                      (a) Schedule 3.14(a) lists, as of the Signing Date, and includes copies of, all material contracts and agreements (other than leases and documents included with Schedule 3.12(b) and contracts and agreements that are listed on other Schedules to this

Agreement) to which each of the Corporations is a party or by which it or any of its property is bound. Except as disclosed on Schedule 3.14(a) or such other Schedules, all such contracts and agreements included in Schedule 3.14(a) or such other Schedules are in full force and effect and binding upon the parties thereto. Except as described or cross referenced on Schedule 3.14(a) or such other Schedules, none of the Corporations nor, to the Corporations' or any Shareholder's knowledge, any other parties to such contracts and agreements is in breach thereof; and to the Corporation's or any Shareholder's knowledge none of the parties has threatened to breach any of the material provisions thereof or notified the Corporations or any of the Shareholders of a default thereunder, or exercised any options thereunder.

                      (b) Except as set forth on Schedule 3.14(b), there is no outstanding judgment, order, writ, injunction or decree against any of the Corporations, the result of which could materially adversely affect any of the Corporations or its business or any of the Corporate Properties, nor has any of the Corporations been notified that any such judgment, order, writ, injunction or decree has been requested.

                      (c) Except as set forth on Schedule 3.14(c), none of the Corporations is a party to any agreement which (i) purports to restrict or prohibit in any material respect any of them or any Affiliate corporation from, directly or indirectly, engaging in any business currently engaged in by the Corporations or any Affiliate corporation or (ii) would restrict or prohibit WCI or any subsidiary of WCI from engaging in such business. None of the Corporations' officers, directors or key employees is a party to any agreement which, by virtue of such person's relationship with any Corporation, restricts in any material respect any Corporation or any Affiliate of any Corporation from, directly or indirectly, engaging in any such business.

               3.15 INSURANCE. Schedule 3.15 is a complete list, and includes copies, as of the Signing Date, of all insurance policies in effect on the Signing Date or, with respect to "occurrence" policies that were in effect, carried by any of the Corporations in respect of the Corporate Properties or any other property used by the Corporations specifying, for each policy, the name of the insurer, the type of risks insured, the deductible and limits of coverage, and the annual premium therefor. During the last five years, there has been no lapse in any material insurance coverage of any of the Corporations. For each insurer providing coverage for any of the contingent or other liabilities listed on Schedule 3.8, except to the extent otherwise set forth in Part II of Schedule 3.8, each such insurer, if required, has been properly and timely notified of such liability, no reservation of rights letters have been received by any of the Corporations and the insurer has assumed defense of each suit or legal proceeding. To the knowledge of the Corporations and the Shareholders, all such proceedings are fully covered by insurance, subject to normal deductibles.

               3.16 PERSONNEL. Schedule 3.16 is a complete list, as of the Signing Date, of all officers, directors and employees (by type or classification) of each of the Corporations and their respective rates of compensation, including (i) the portions thereof attributable to bonuses, (ii) any other salary, bonus, stock option, equity participation, or other compensation arrangement made with or promised to any of them, and (iii) copies of all employment agreements with non-union officers, directors and employees.
Schedule 3.16 also lists the driver's license number for each driver of each of the Corporations' motor vehicles. Except as set forth on Schedule 3.16, all written or oral employment contracts with employees of the Corporations are terminable "at will" without payment of severance or other benefits (including, without limitation, stock options or other rights to obtain equity in the Corporations).

               3.17 BENEFIT PLANS AND UNION CONTRACTS.

                      (a) Schedule 3.17(a) is a complete list as of the Signing Date, and includes copies (or, in the case of oral arrangements, descriptions) of, all employee benefit plans and agreements (written or oral) currently maintained or contributed to by each of the Corporations (other than union contracts and agreements between a Corporation and any collective bargaining group ("UNION CONTRACTS")), including employment agreements and any other agreements containing "GOLDEN PARACHUTE" provisions, retirement and welfare benefit plans (including those provided for in or pursuant to all Union Contracts) and deferred compensation agreements, together with copies of such plans, agreements and any trusts related thereto, and classifications of employees covered thereby as of the Signing Date. Except for the employee benefit plans described on Schedule 3.17(a), none of the Corporations has any other pension, retirement, welfare, profit sharing, deferred compensation, stock option, employee stock purchase or other employee benefit plans or arrangements with any party other than those arising under a Union Contract. Except as disclosed on Schedule 3.17(a), all employee benefit plans listed on Schedule 3.17(a) are fully funded and in substantial compliance with all applicable federal, state and local statutes, ordinances and regulations. Except as disclosed on Schedule 3.17(a), all such plans that are intended to qualify under
Section 401(a) of the Code have been determined by the Internal Revenue Service to be so qualified, and copies of such determination letters are included as part of Schedule 3.17(a). Except as disclosed on Schedule 3.17(a), all reports and other documents required to be filed with any governmental agency or distributed to plan participants or beneficiaries (including, but not limited to, actuarial reports, audits or tax returns) under such plans (other than plans provided for in or pursuant to all Union Contracts) have been timely filed or distributed, and copies thereof for the period from January 1, 1996, to the Signing Date, are included as part of Schedule 3.17(a). All employee benefit plans listed on such Schedule other than those provided for in or pursuant to Union Contracts have been operated substantially in accordance with the terms and provisions of the plan documents and all related documents and policies. None of the Corporations has incurred any liability for excise tax or penalty due to the Internal Revenue Service or U.S. Department of Labor nor any liability to the Pension Benefit Guaranty Corporation for any employee benefit plan, and none of the Corporations and, to the knowledge of the Corporations and the Shareholders, no party-in-interest or disqualified person, has engaged in any transaction or other activity which would give rise to such liability. None of the Corporations has participated in or made contributions to any "multi-employer plan" as defined in the Employee Retirement Income Security Act of 1974 ("ERISA"), nor would any of the Corporations or any Affiliate be subject to any withdrawal liability with respect to such a plan if any such employer withdrew from such a plan immediately prior to the Effective Time. No employee pension benefit plan listed on Schedule 3.17 is under funded on a termination basis as of the date of this Agreement.

(b) Schedule 3.17(b) is a complete list, and includes copies, of all Union Contracts. Except as set forth on Schedule 3.17(b), each of the Corporations is in compliance in all material respects with all Union Contracts and all applicable federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours, and nondiscrimination in employment, and none of the Corporations is engaged in any unfair labor practice. Except as set forth on Schedule 3.17(b), there is no charge pending or, to any of the Corporations' or any Shareholder's knowledge, threatened, against any of the Corporations before any court or agency and alleging unlawful discrimination in employment practices and there is no charge of or proceeding with regard to any unfair labor practice against any of the Corporations pending before the National Labor Relations Board. There is no labor strike, dispute, slow down or stoppage as of the Signing Date, existing or to the knowledge of the Corporations or the Shareholders threatened, against any of the Corporations; no union organizational activity exists respecting employees of any of the Corporations who are not currently subject to a Union Contract, and Schedule 3.17(b) contains a list of all arbitration or grievance proceedings that have occurred since the Balance Sheet Date. No one is now petitioning for union representation of any employees of any of the Corporations who are not currently subject to a Union Contract. Except as set forth on Schedule 3.17(b), none of the Corporations has experienced any labor strike, slow-down, work stoppage or labor difficulty during the last five years.

                      (c) Except as set forth on Schedule 3.17(c), no payment made to any employee, officer, director or independent contractor of any of the Corporations (the "RECIPIENT") pursuant to any employment contract, severance agreement or other arrangement (the "GOLDEN PARACHUTE PAYMENT") will be nondeductible by any of the Corporations because of the application of Sections 280G and 4999 of the Code to the Golden Parachute Payment, nor will any of the Corporations be required to compensate any Recipient because of the imposition of an excise tax (including any interest or penalties related thereto) on the Recipient by reason of Sections 280G and 4999 of the Code.

               3.18 TAXES.

                      (a) Each of the Corporations has timely filed or will timely file all requisite federal, state, local and other tax and information returns due for all fiscal periods ended on or before the Closing Date. All such returns are accurate and complete. Except as set forth on Schedule 3.18, there are no open years (other than those within the statute of limitations), examinations in progress, extensions of any statute of limitations or claims against any of the Corporations relating to federal, state, local or other taxes (including penalties and interest) for any period or periods prior to and including the Signing Date and no notice of any claim for taxes has been received that remains open. Copies of (i) any tax examinations,
(ii) extensions of statutory limitations, and (iii) the federal income tax returns of each of the Corporations for its last three fiscal years, are attached as part of Schedule 3.18. The Corporations are not required to file state income tax returns or to pay state income tax. Copies of all other federal, state, local and other tax and information returns for all prior years of each of the Corporations' existence have been made available to WCI and are among the records of each of the Corporations that will accrue to WCI at the Closing. Except as set forth in Schedule 3.18, none of the Corporations has been contacted by any federal, state or local taxing authority regarding a prospective examination.

                      (b) Except as set forth on Schedule 3.18 (which schedule also includes the amount due with respect to each of the Corporations) each of the Corporations has duly paid all taxes and other related charges required to be paid prior to the Signing Date. The reserves for taxes contained in the Financial Statements of each of the Corporations are adequate to cover its tax liability as of the Signing Date.

                      (c) Each of the Corporations has withheld all required amounts from its employees for all pay periods in full and complete compliance with the withholding provisions of applicable federal, state and local laws. All required federal, state and local and other returns with respect to income tax withholding, social security, and unemployment taxes have been duly filed by the Corporations for all periods for which returns are due, and the amounts shown on all such returns to be due and payable have been paid in full.

               3.19 COPIES COMPLETE; REQUIRED CONSENTS. Except as disclosed on
Schedule 3.19, the certified copies of the Articles of Incorporation and Bylaws of the Corporations, as amended to the Signing Date, and the copies of all leases, instruments, agreements, licenses, permits, certificates or other documents that have been delivered to WCI in connection with the transactions contemplated hereby are complete and accurate as of the Signing Date and are true and correct copies of the originals thereof. Except as specifically disclosed on Schedule 3.19, the rights and benefits of the Corporations under such leases, instruments, agreements, licenses, permits, certificates or other documents will not be materially adversely affected by the transactions contemplated hereby. None of such leases, instruments, agreements, licenses, permits, site assessments, certificates or other documents requires notice to, or consent or approval of, any governmental agency or other third party to any of the transactions contemplated hereby, except the Required Governmental Consents and such consents and approvals as are listed on Schedule 3.19.

               3.20 CUSTOMERS, BILLINGS, CURRENT RECEIPTS AND RECEIVABLES. The Corporations have made available to WCI a current, accurate and complete list, or computer disk listing, customers that each of the Corporations serves on an ongoing basis, including name, location and current billing rate, as of the Balance Sheet Date and an accurate and complete aging of all accounts and notes receivable from customers as of the Balance Sheet Date, showing amounts due in 30-day aging categories. Except to the extent of the allowance for bad debts reflected on the Financial Statements or otherwise disclosed on Schedules 3.11 and 3.20, to the knowledge of the Corporations and the Shareholders, each of the Corporations' accounts and notes receivable are collectible in the amounts shown on Schedules 3.11 and
3.20. Schedule 3.20 includes the average monthly revenues of each of the Corporations derived from billings to its customers for the twelve months preceding the Signing Date. Except as set forth on Schedule 3.20, none of the Corporations nor any of the Shareholders has knowledge of any fact (other than general economic and industry conditions) which indicates that any of the Corporations' average monthly revenues derived from billings to its customers after the Closing Date should not continue at approximately the same rate as before the Closing Date.

               3.21 NO CHANGE WITH RESPECT TO THE CORPORATIONS. Except as set forth on Schedule 3.21, since the Balance Sheet Date, the business of each of the Corporations has been conducted only in the ordinary course and there has been no change in the condition (financial or otherwise) of the assets, liabilities or operations of the Corporations other than changes in the ordinary course of business, none of which either singly or in the aggregate has been materially adverse. Specifically, and without limiting the generality of the foregoing, except as set forth on Schedule 3.21, with respect to each of the Corporations, since the Balance Sheet Date, there has not been:

                      (a) Any material change in its financial condition, assets, liabilities (contingent or otherwise), income, operations or business which would have a material adverse effect on the financial condition, assets, liabilities (contingent or otherwise), income, operations or business of such Corporation, taken as a whole (a "MATERIAL ADVERSE EFFECT");

                      (b) Any material damage, destruction or loss (whether or not covered by insurance) adversely affecting any material portion of its properties or business;

                      (c) Any change in or agreement to change (i) its shareholders, (ii) ownership of its authorized capital or outstanding securities, or (iii) its securities;

                      (d) Any declaration or payment of, or any agreement to declare or pay, any dividend or distribution in respect of its capital stock or any direct or indirect redemption, purchase or other acquisition of any of its capital stock;

                      (e) Any increase or bonus or promised increase or bonus in the compensation payable or to become payable by it, in excess of usual and customary practices, to any of its directors, officers, employees or agents, or any accrual or arrangement for or payment of any bonus or other special compensation to any employee or any severance or termination pay paid to any of its present or former officers or other key employees;

                      (f) Any labor dispute or any other event or condition of any character (other than general economic conditions) with respect to any of its employees which could have a Material Adverse Effect;

                      (g) Any sale or transfer, or any agreement to sell or transfer, any of its material assets, property or rights to any other person, including, without limitation, the Shareholders and their Affiliates, other than in the ordinary course of business;

                      (h) Any cancellation, or agreement to cancel, any material indebtedness or other material obligation owing to it, including, without limitation, any indebtedness or obligation of any of the Shareholders or any Affiliate thereof;

                      (i) Any plan, agreement or arrangement granting any preferential rights to purchase or acquire any interest in any of its assets, property or rights or requiring consent of any party to the transfer and assignment of any such assets, property or rights;

                      (j) Any purchase or acquisition of, or any agreement, plan or arrangement to purchase or acquire, any of its property, rights or assets outside the ordinary course of its business;

                      (k) Any waiver of any of its material rights or claims;

                      (l) Any new or any amendment or termination of any existing material contract, agreement, license, permit or other right to which it is a party; or

                      (m) Any other material transaction outside the ordinary course of business.

               3.22 BALANCE SHEET DATE DEBT; BALANCE SHEET DATE CURRENT ASSETS AND BALANCE SHEET DATE CURRENT LIABILITIES.

                      (a) Schedule 3.22(a) lists, and includes copies of the related notes, loan agreements, security agreements, pledge agreements, mortgages and other instruments giving rise to any lien on any Corporation's assets, leases and other instruments, (i) the amount of the aggregate debt (other than trade payables) of each of the Corporations outstanding on the Balance Sheet Date to be repaid by WCI or one of the Surviving Corporations at or immediately after the Effective Time and all prepayment penalties incurred or to be incurred by WCI or one of the Surviving Corporations in connection with the repayment of any such debt, (ii) the amount of the aggregate debt (other than trade payables) of the Corporations outstanding on the Balance

Sheet Date which will remain outstanding obligations of one of the Surviving Corporations after the Effective Time, and all prepayment penalties applicable to such debt if repaid prior to maturity, including in each case all interest accrued through and including the Balance Sheet Date, (iii) the aggregate amount of the present value as of the Balance Sheet Date, discounted at the lease rate factor, if known, inherent in the lease or, if the lease rate factor is not known, at the rate charged to each of the Corporations by a third party lender in connection with its most recent borrowing to finance equipment, of all equipment lease obligations of the Corporations that are not capitalized lease obligations, and (iv) the aggregate amount of the present value as of the Balance Sheet Date of all capitalized equipment lease obligations (determined in accordance with generally accepted accounting principles) of each of the Corporations (the "BALANCE SHEET DATE DEBT").

                      (b) Schedule 3.22(b) sets forth the amount of the aggregate current liabilities (including any reserve for unpaid taxes and excluding the current and other portions of long-term and other debt to the extent such portions are included in Balance Sheet Date Debt) and trade payables of each of the Corporations as of the Balance Sheet Date (the "BALANCE SHEET DATE CURRENT LIABILITIES") and the amount of the aggregate cash and other current assets of each of the Corporations as of the Balance Sheet Date, including prepaid expenses the benefit of which will survive the Effective Time and the accounts receivable of the Corporations earned prior to the Balance Sheet Date, and collectible (less an allowance for doubtful accounts) on or after the Balance Sheet Date (the "BALANCE SHEET DATE CURRENT ASSETS").

               3.23 BANK ACCOUNTS.

                      (a) Schedule 3.23(a) is a complete and accurate list, as of the Signing Date, of:

                             (i) the name of each bank in which each of the
Corporations has accounts or safe deposit boxes;

                             (ii) the name(s) in which the accounts or boxes are
held;

                             (iii) the type of account; and

                             (iv) the name of each person authorized to draw
thereon or have access thereto.

                      (b) Schedule 3.23(b) is a complete and accurate list, as of the Signing Date, of:

                             (i) each credit card or other charge account issued
to each of the Corporations; and

                             (ii) the name of each person to whom such credit
cards or other charge accounts have been issued.

               3.24 COMPLIANCE WITH LAWS. Except as disclosed on Schedule 3.24, each of the Corporations has complied with, and each of the Corporations is presently in compliance with, federal, state and local laws, ordinances, codes, rules, regulations, Governmental Permits, orders, judgments, awards, decrees, consent judgments, consent orders and requirements applicable to it (collectively "LAWS"), including, but not limited to, the Americans with Disabilities Act, the Federal Occupational Safety and Health Act, and Environmental Laws (as defined below). Except as disclosed on Schedule 3.24, there has been no assertion to the knowledge of the Corporations or the Shareholders by any party that any of the Corporations is in violation of any Laws. Specifically and without limiting the generality of the foregoing, except as disclosed on Schedule 3.24:

                      (a) Except as permitted under applicable laws and regulations, including, without limitation, Environmental Laws, none of the Corporations has accepted, processed, handled, transferred, generated, treated, stored or disposed of any Hazardous Substances (as defined below) nor has any of the Corporations accepted, processed, handled, transferred, generated, treated, stored or disposed of asbestos, medical waste, radioactive waste or municipal waste, except in compliance with Environmental Laws.

                      (b) During each of the Corporations' ownership or leasing of the Corporate Property owned or leased by it and, to the knowledge of the Corporations and the Shareholders, prior to the Corporations' ownership or leasing of such Corporate Property, no Hazardous Substances, other than that allowed under Environmental Laws, has been disposed of, or otherwise released on any Corporate Property.

                      (c) During each of the Corporations' ownership or leasing of the Corporate Property owned or leased by it and, to the knowledge of the Corporations and the Shareholders, prior to each of the Corporations' ownership or leasing of such Corporate Property, no Corporate Property has ever been subject to or received any notice of any private, administrative or judicial action, or notice of any intended private, administrative or judicial action relating to the presence or alleged presence of any Hazardous Substance in, under, upon or emanating from any Corporate Property or any real property now or previously owned or leased by any of the Corporations. There are no pending and, to the Corporations' and Shareholders' knowledge, no threatened actions or proceedings from any governmental agency or any other entity involving remediation of any condition of the Corporate Property, including, without limitation, petroleum contamination, pursuant to Environmental Laws.

                      (d) Except as allowed under Environmental Laws, none of the Corporations has knowingly sent, transported or arranged for the transportation or disposal of any Hazardous Substance, to any site, location or facility.

                      (e) As used herein, "ENVIRONMENTAL LAW" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, order, judgment, decree, injunction, requirement or agreement with any governmental entity applicable to the Corporations relating to (x) the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or to human health or safety or (y) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances. The term "ENVIRONMENTAL LAW" includes, without limitation, (i) the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto (the "RCRA")), the Federal Solid Waste

Disposal Act and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Occupational Safety and Health Act of 1970, each as amended, and (ii) any common law or equitable doctrine applicable to the Corporations (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of, effects of or exposure to any Hazardous Substance.

                      (f) As used herein, "HAZARDOUS SUBSTANCE" means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive, or dangerous, or otherwise regulated, under any Environmental Law. Hazardous Substance includes any substance to which exposure is regulated by any government authority or any Environmental Law including, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or by-product thereof, radon, radioactive material, asbestos, or asbestos containing material, urea formaldehyde foam insulation, lead or polychlorinated biphenyls.

                      (g) With respect to the disclosure on Schedule 3.24 that the Hidden Valley Landfill is a federal Superfund site, to the knowledge of the Corporations and the Shareholders Pierce County is responsible for closure and post-closure costs relating to the closure of such landfill and such costs have been fully funded. None of the Corporations has been notified that it is a potentially responsible party under Environmental Laws with respect to any clean-up, closure or post-closure costs relating to such landfill, and none of the Corporations has entered into any written or oral agreement or understanding to bear any portion of such costs.

               3.25 POWERS OF ATTORNEY. None of the Corporations has granted any power of attorney (except routine powers of attorney relating to representation before governmental agencies) or entered into any agency or similar agreement whereby a third party may bind or commit any of the Corporations in any manner.

               3.26 UNDERGROUND STORAGE TANKS. Except as set forth on Schedule 3.26, no underground storage tanks containing petroleum products or wastes or other hazardous substances regulated by 40 CFR 280 or other Environmental Laws have been put on or under any Corporate Property by the Corporations or the Shareholders or, to the knowledge of the Corporations or the Shareholders, any other party, and are currently or have been located on any Corporate Property. Except as set forth on Schedule 3.26, none of the Corporations has owned or leased any real property not included in the Corporate Property having any underground storage tanks containing petroleum products or wastes or other hazardous substances regulated by 40 CFR 280 or other Environmental Laws that were put on or under any such real property by the Corporations or the Shareholders, or, to the knowledge of the Corporations or the Shareholders, any other party and are currently on such real property. As to each such underground storage tank ("UST") identified on Schedule 3.26, each of the Corporations has provided to WCI, on Schedule 3.26:

                      (a) The location of the UST, information and material, including any available drawings and photographs, showing the location, and whether any of the Corporations currently owns or leases the property on which the UST is located (and if one of the Corporations does not currently own or lease such property but did own or lease such property at some time, the dates on which it did and the current owner or lessee of such property);

                      (b) The date of installation and specific use or uses of the UST;

                      (c) Copies of tank and piping tightness tests and cathodic protection tests and similar studies or reports for each UST;

                      (d) A copy of each notice to or from a governmental body or agency relating to the UST;

                      (e) Other material records with regard to the UST, including, without limitation, repair records, financial assurance compliance records and records of ownership; and

                      (f) To the extent not otherwise set forth pursuant to the above, a summary description of instances, past or present, in which, to any of the Corporations' or the Shareholders' knowledge, the UST failed to meet applicable standards and regulations for tightness or otherwise and the extent of such failure, and any other operational or environmental problems with regard to the UST, including, without limitation, spills, including spills in connection with delivery of materials to the UST, releases from the UST and soil contamination. Except to the extent set forth on Schedule 3.26, each of the Corporations has complied with Environmental Laws regarding the installation, use, testing, monitoring, operation and closure of each UST described on
Schedule 3.26.

               3.27 PATENTS, TRADEMARKS, TRADE NAMES, ETC. Schedule 3.27 lists all patents, trade names, fictitious business names, trademarks, service marks, and copyrights owned by each of the Corporations or which it is licensed to use (other than licenses to use software for personal computer operating systems that were provided when the computer was purchased and licenses to use software for personal computers that are granted to retail purchasers of such software). Except as set forth on Schedule 3.27, to the knowledge of each of the Corporations and each of the Shareholders, no trade secrets, know-how, intellectual property, trademarks, trade names, assumed names, copyrights, or designations used by any of the Corporations in its business infringe on any patents, trademarks, or copyrights, or any other rights of any person. Except as set forth on Schedule 3.27, none of the Corporations nor any of the Shareholders knows or has any reason to believe that there are any claims of third parties to the use of any such names or any similar name, or knows of or has any reason to believe that there exists any basis for any such claim or claims.

               3.28 ASSETS, ETC. NECESSARY TO BUSINESS. Each of the Corporations owns or leases all properties and assets, real, personal, and mixed, tangible and intangible, that are necessary for it to carry on its business as presently conducted.

               3.29 CONDEMNATION. Except as set forth on Schedule 3.29, no Corporate Property owned or leased by any of the Corporations is the subject of, or to the knowledge of the Corporations and the Shareholders would be affected by, any pending condemnation or eminent domain proceedings, and, to the knowledge of the Corporations and the Shareholders, no such proceedings are threatened.

               3.30 SUPPLIERS AND CUSTOMERS. Except as set forth on Schedule 3.30, none of the Corporations nor any of the Shareholders has knowledge of any fact (other than general economic and industry conditions) which indicates that any of the suppliers supplying products, components, materials or providing use of, or access to, landfills or disposal sites to any of the Corporations intends to cease providing such items, use or access to any of the Corporations, nor does any of the Corporations or any of the Shareholders have knowledge of any fact (other than general economic and industry conditions) which indicates that any of the customers of any of the Corporations intends to terminate, limit or reduce its business relations with any of the Corporations.

               3.31 ABSENCE OF CERTAIN BUSINESS PRACTICES. Other than lobbying activities permitted under applicable law and except for gifts of nominal value to public officials during the holiday season, none of the Corporations nor any of the Shareholders has directly or indirectly within the past five years given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder the business of any of the Corporations in connection with any actual or proposed transaction which (a) might subject any of the Corporations to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (b) if not given in the past, might have had an adverse effect on the financial condition, business or results of operations of any of the Corporations, or (c) if not continued in the future, might adversely affect the financial condition, business or operations of any of the Corporations or which might subject any of the Corporations to suit or penalty in any private or governmental litigation or proceeding.

               3.32 NO MISLEADING STATEMENTS. The representations and warranties of the Corporations and the Shareholders contained in this Agreement, the Exhibits and Schedules hereto and all other documents and information furnished to WCI and its representatives pursuant hereto are complete and accurate in all material respects and do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made not misleading.

               3.33 BROKERS; FINDERS. No person has acted directly or indirectly as a broker, finder or financial advisor for any of the Corporations or a Shareholder in connection with the transactions contemplated by this Agreement and no person is entitled to any broker's, finder's, financial advisory or similar fee or payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of any of the Corporations or a Shareholder.

               3.34 S CORPORATION MATTERS. Each of the Corporations listed on
Schedule 3.34 has elected to be treated as an S Corporations within the meaning of the Code for the years listed on Schedule 3.34. Schedule 3.34 includes an accurate disclosure of taxable income reported by each of the Corporations and of all distributions made by each of the Corporations from January 1, 1993, through the Signing Date.

               3.35 REGISTRATION STATEMENTS. None of the information to be supplied by the Corporations or the Shareholders for inclusion in the Registration Statements or the Proxy Statement (the "PROXY STATEMENT") of WCI prepared in connection with the WCI Shareholders Approval (as defined below) when used in a manner approved in writing by the Shareholders will, at the time of the filing of the Registration Statements or Proxy Statement and any amendments or supplements thereto, and at the time of the meeting of stockholders of WCI and the Shareholders of the Corporations to be held in connection with the transactions contemplated by this Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

               3.36 ACCREDITED INVESTORS. Each of the Shareholders is an "accredited investor" as defined in Rule 501(a) under the Act.

        4.      REPRESENTATIONS AND WARRANTIES OF WCI AND THE MERGER SUBS.

        WCI and the Merger Subs, jointly and severally, represent and warrant to the Corporations and the Shareholders that each of the following representations and warranties is true as of the Signing Date and will be true as of the Closing
Date:

               4.1 EXISTENCE AND GOOD STANDING. WCI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. WCI has full corporate power and authority to own and lease its properties and to carry on its business as now conducted. WCI is not required to be qualified or licensed to conduct business as a foreign corporation in any jurisdiction where the failure to be so qualified would have a Material Adverse Effect. Each Merger Sub. is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington. Each Merger Sub. has full corporate power and authority to own and lease its properties and to carry on its business as now conducted. No Merger Sub. is required to be qualified or licensed to conduct business as a foreign corporation in any jurisdiction where the failure to be so qualified would have a Material Adverse Effect.

               4.2 NO CONTRACTUAL RESTRICTIONS. No provisions exist in any article, document or instrument to which WCI is a party or by which it is bound that would be violated by consummation of the transactions contemplated by this Agreement or the Filed Plans, other than provisions in WCI's Credit Agreement with its banks, which have been complied with prior to the Signing Date. No provisions exist in any article, document or instrument to which any Merger Sub. is a party or by which any of them is bound that would be violated by consummation of the transactions contemplated by this Agreement or the Filed Plans.

               4.3 AUTHORIZATION OF AGREEMENT. Subject to obtaining the approval of the percentage of holders of the outstanding Shares of WCI required by NASDAQ Rule 4310(c)(25)(H)C.2 the ("WCI SHAREHOLDERS APPROVAL"), this Agreement and the Filed Plans have been duly authorized, executed and delivered by WCI and each Merger Sub., and, subject to the due authorization, execution and delivery by the Corporations and the Shareholders, constitutes a legal, valid and binding obligation of WCI and each Merger Sub. Each of WCI and the Merger Subs. has full corporate power, legal right and corporate authority to enter into and perform its obligations under this Agreement and the Filed Plans and to carry on its business as presently conducted. The execution and delivery of this Agreement and the Filed Plans and the consummation of the transactions contemplated hereby and thereby and the fulfillment of and compliance with the terms and conditions hereof and thereof do not and will not, after the giving of notice, or the lapse of time or otherwise: (a) violate any provisions of any law, regulation, judicial or administrative order, writ, award, judgment or decree applicable to WCI or any Merger Sub.; (b) conflict with any of the provisions of the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws of WCI;
(c) conflict with any of the provisions of the Articles of Incorporation or Bylaws of any Merger Sub.; or (d) conflict with, result in a breach of or constitute a default under any material agreement or instrument to which either WCI or any Merger Sub. is a party or by which it is bound.

               4.4 STATUS OF SHARES. When delivered to the Shareholders after the Effective Time in accordance with the terms and conditions of this Agreement, the Aggregate WCI Stock shall have been duly authorized and delivered shares of WCI, shall be fully paid and nonassessable, and shall have been registered under the Act.

               4.5 GOVERNMENTAL AUTHORITIES; CONSENTS. Except for (i) the filing of the Filed Plans with the Secretary of State of the State of Washington, (ii) any filings by WCI and the Merger Subs. required by the HSR Act, (iii) the filing of the Proxy Statement with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and any necessary filings with various state securities commissions, (iv) any required filings with or approvals from The Nasdaq Stock Market, Inc. ("Nasdaq"), and (v) any required filings with applicable state regulatory authorities, neither WCI nor any Merger Sub. is required to submit any notice, report or other filing with any governmental authority in connection with the execution or delivery by it of this Agreement, the Filed Plans or the consummation of the transactions contemplated hereby or thereby, and no consent, approval or authorization of any governmental or regulatory authority or any other party or person is required to be obtained by either WCI or any Merger Sub. in connection with its execution, delivery and performance of this Agreement and the Filed Plans or the transactions contemplated hereby or thereby, except such as shall have been obtained by the Closing Date.

               4.6 SEC DOCUMENTS. WCI has filed all required reports, schedules, forms, statements, and other documents with the Securities and Exchange Commission ("SEC") since May 22, 1998, has filed the Registration Statements and will file the Proxy Statement (together with later filed documents that revise or supersede earlier filed documents, the "WCI SEC DOCUMENTS"). As of their respective dates, the WCI SEC Documents complied or will comply in all material respects with the requirements of the Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such WCI SEC Documents. None of the WCI SEC Documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were or are made, not misleading. The financial statements of WCI included in the WCI SEC Documents complied or will comply as of their respective dates of filing with the SEC in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited statements, as permitted by Regulation S-X promulgated by the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and are correct and complete and fairly present the consolidated financial position of WCI and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

               4.7 CAPITAL STOCK.

                      (a) The WCI SEC Documents set forth WCI's capitalization in all material respects. All outstanding shares of WCI Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. WCI issued all such shares in compliance with applicable federal and state securities laws. The WCI Common Stock is registered pursuant to Section 12(g) of the Exchange Act and has been approved for listing on the Nasdaq National Market, and the Aggregate WCI Stock will, upon issuance, be registered under the Exchange Act and listed on the NASDAQ Stock Market.

                      (b) WCI owns, beneficially and of record, all issued and outstanding shares of the Merger Subs., which shares are validly issued, fully paid, and non-assessable, and free and clear of all liens, other than liens in favor of WCI's banks pursuant to the terms of its Credit Agreement.

               4.8 NO MISLEADING STATEMENTS. The representations and warranties of WCI and the Merger Subs. contained in this Agreement, the Exhibits and Schedules hereto and all other documents and information furnished to the Corporations, the Shareholders or their representatives pursuant hereto are accurate and complete in all material respects, and do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made not misleading.

               4.9 BROKERS; FINDERS. No person has acted directly or indirectly as a broker, finder or financial advisor for WCI or any Merger Sub. in connection with the transactions contemplated by this Agreement and no person is entitled to any broker's, finder's, financial advisory or similar fee or payment in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of WCI or any Merger Sub.

               4.10 DISCLOSURE SCHEDULES. Any matter disclosed by WCI or any Merger Sub. on any Schedule to this Agreement shall be deemed to have been disclosed on every other Schedule that refers to such Schedule by cross reference so long as the nature of the matter disclosed is obvious from a fair reading of the Schedule on which the matter is disclosed.

        5. COVENANTS OF THE CORPORATIONS AND THE SHAREHOLDERS PRIOR TO EFFECTIVE TIME

               5.1 ACCESS; CONFIDENTIAL INFORMATION. Between the Signing Date and the Effective Time, each Corporation will afford to the officers and authorized representatives of WCI, including, without limitation, its engineers, counsel, independent auditors and investment bankers, access to the Facilities, plants, Corporate Properties and other properties, books and records of such Corporation and will furnish WCI with such additional financial and operating data and other information as to the business and properties of such Corporation as WCI may from time to time reasonably request. The Shareholders and each Corporation will cooperate with WCI, its representatives and counsel in the preparation of any documents or other material which may be required by any governmental agency without undo expense to any of the Corporations or the Shareholders. WCI will cause all information obtained from the Shareholders and the Corporations in connection with the negotiation and performance of this Agreement to be treated as confidential (except such information which is in the public domain or which WCI may be required to disclose in the Registration Statements, the Proxy Statement, under the Act or the Exchange Act, to any governmental agency, or pursuant to any court or regulatory agency order) and will not use, and will not knowingly permit others to use, any such confidential information in a manner detrimental to any Corporation or the Shareholders. Other than to Harold E. LeMay and certain key employees of Harold E. LeMay Enterprises, Inc., the Corporations and the Shareholders covenant and agree not to disclose to any third persons other than their accountants, brokers, bankers, investment advisers or legal counsel any of the terms or provisions of this Agreement prior to the date the Proxy Statement is filed with the SEC without the prior written consent of WCI.

               5.2 OPERATIONS. Between the Signing Date and the Effective Time, each Corporation will:

                      (a) carry on its business in substantially the same manner as it has heretofore and not introduce any material new method, or discontinue any existing material method, of operation or accounting;

                      (b) maintain its equipment, assets, Corporate Properties and Facilities, including those held under leases, in as good working order and condition as at present, ordinary wear and tear excepted;

                      (c) perform all of its material obligations under agreements relating to or affecting its assets, Corporate Properties, Facilities, business operations and rights;

                      (d) keep in full force and effect present insurance policies or other comparable insurance coverage;

                      (e) use commercially reasonable efforts to maintain and preserve its business organization intact, retain its present employees and maintain its relationship with suppliers, customers and others having business relations with it;

                      (f) file on a timely basis all notices, reports or other filings required to be filed with or reported to any federal, state, municipal or other governmental department, commission, board, bureau, agency or any instrumentality of any of the foregoing wherever located with respect to the continuing operations of such Corporation;

                      (g) maintain material compliance with all Governmental Permits and all laws, rules, regulations and consent orders;

                      (h) file on a timely basis all complete and correct applications or other documents necessary to maintain, renew or extend any site assessment, permit, license, variance or any other approval required by any governmental authority necessary and/or required for the continuing operation of each Corporation's business operations, whether or not such approval would expire before or after the Effective Time; and

                      (i) advise WCI promptly in writing of any material change in any document, Schedule, Exhibit, or other information delivered pursuant to this Agreement.

               5.3 NO CHANGE. Between the Signing Date and the Effective Time, no Corporation and, in the case of paragraphs (m), (n) and (o) below, none of the Shareholders will, without the prior written consent of WCI:

                      (a) make any change in its Articles of Incorporation or Bylaws;

                      (b) authorize, issue, transfer or distribute any of its securities (including issuance of any option, warrant or right with respect thereto);

                      (c) declare or pay any dividend or make any distribution in respect of its capital stock whether now or hereafter outstanding, or purchase, redeem or otherwise acquire or retire for value any shares of its or any other Corporation's capital stock;

                      (d) except in accordance with any contracts or commitments entered into prior to the Signing Date or in the ordinary course of business after the Signing Date, enter into any contract or commitment or incur or agree to incur any liability other than in the ordinary course of business other than the transactions contemplated by this Agreement, borrow funds, or make any single capital expenditure in excess of $10,000 or in excess of $25,000 in the aggregate during any consecutive thirty day period without regard to whether such capital expenditure is in the ordinary course of business;

                      (e) except as set forth on Schedule 5.3, change or promise to change the compensation payable or to become payable to any director, officer, employee or agent, or make or promise to make any bonus payment to any such person;

                      (f) create, assume or otherwise permit the imposition of any mortgage, pledge or other lien (except for current property taxes) or encumbrance upon or grant any option or right of first refusal with respect to any assets or properties whether now owned or hereafter acquired;

                      (g) sell, assign, lease or otherwise transfer or dispose of any property or equipment other than in the ordinary course of business;

                      (h) merge or consolidate or agree to merge or consolidate with or into any firm, corporation or other entity;

                      (i) waive any material rights or claims;

                      (j) amend or terminate any material agreement or any site assessment, permit, license or other right;

                      (k) enter into any other transaction outside the ordinary course of such Corporation's business or prohibited hereunder;

                      (l) revoke any S corporation election by any of the Corporations;

                      (m) take any action or suffer or permit any event to occur that would cause any representation or warranty of any Corporation or any Shareholder to become untrue as of the Closing Date;

                      (n) take any action that would jeopardize the treatment of the Mergers as a pooling of interests under Opinion No. 16 of the Accounting Principles Board ("APB NO. 16"); or

                      (o) take or fail to take any action which action or failure to take action is reasonably likely to cause the Corporations or the Shareholders (except to the extent of stockholders in special circumstances) to recognize gain or loss for federal income tax purposes as a result of the consummation of the Mergers or otherwise is reasonably likely to cause the Mergers not to qualify as a reorganization under Section 368(a) of the Code.

               5.4 OBTAIN CONSENTS. Promptly after the Signing Date, the Corporations shall make all filings and take all steps reasonably necessary to obtain all approvals and consents required to be obtained by the Corporations or the Shareholders to consummate the transactions contemplated by this Agreement and otherwise to satisfy the conditions of Sections 6.7 and 6.8.

               5.5 NO CHANGE IN RELATIVE OWNERSHIP. Between the Signing Date and the Effective Time, there will be no change in voting structure or relative ownership of any Corporation without the prior consent of WCI.

               5.6 CONTROL OF THE CORPORATIONS' OPERATIONS. Nothing contained in this Agreement shall give to WCI, directly or indirectly, rights to control or direct any Corporation's operations prior to the Effective Time. Prior to the Effective Time, each Corporation shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.

               5.7 ACQUISITION TRANSACTIONS. From the Signing Date to the Effective Time, or earlier termination of this Agreement, no Corporation nor any Shareholder shall initiate, solicit, negotiate, encourage or provide information to facilitate, and each of the Corporations and the Shareholders shall not, and shall use his, her or its reasonable efforts to cause any officer, director or employee of each Corporation, or any attorney, accountant, investment banker, financial advisor or other agent retained by him, her or it not to, initiate, solicit, negotiate, encourage or provide information to facilitate, any proposal or offer to acquire all or any substantial part of the business or properties of any Corporation or any capital stock (including without limitation the Corporation's Stock) of any Corporation, whether by merger, purchase of assets or otherwise, whether for cash, securities or any other consideration or combination thereof (any such transactions being referred to herein as an "ACQUISITION TRANSACTION"). Each Corporation and Shareholder shall immediately notify WCI after receipt of any proposal for an Acquisition Transaction, indication of interest or request for information relating to any Corporation in connection with an Acquisition Transaction or for access to the properties, books or records of any Corporation by any person or entity that informs the Board of Directors of any Corporation that it is considering making, or has made, a proposal for an Acquisition Transaction. Such notice to WCI shall be made orally and in writing.

               5.8 BONNIE TRUST APPROVAL. The Corporations shall seek to obtain the Bonnie Trust Approval prior to the Closing Date. Upon execution of a counterpart of the signature page of this Agreement in the space provided thereon or a separate instrument agreeing to be bound to the terms and conditions of this Agreement, the Bonnie Trust shall be bound by such terms and conditions and shall be deemed a Shareholder for all purposes of this Agreement.

        6. CONDITIONS PRECEDENT TO OBLIGATION OF WCI AND THE MERGER SUBS. TO CLOSE The obligations of WCI and the Merger Subs. under this Agreement are subject to the satisfaction, at or before Closing, of all of the following conditions precedent, unless waived in writing by WCI:

               6.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Corporations and the Shareholders contained in this Agreement or in any Exhibit, Schedule, certificate or document delivered by the Corporations and the Shareholders under this Agreement shall be true, correct and complete on and as of the date when made and at all times prior to the Closing Date, shall be deemed to be made again on the Closing Date, and shall then be true, correct and complete as of the Closing Date.

               6.2 CONDITIONS. The Corporations and the Shareholders shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by them on or before the Closing Date.

               6.3 NO MATERIAL ADVERSE CHANGE. Since the Signing Date, there shall not have been any material adverse change in the financial condition, business, properties or assets of any Corporation.

               6.4 CERTIFICATES. The President and Chief Financial Officer of each Corporation shall have delivered to WCI a certificate, dated as of the Closing Date, in form and substance satisfactory to WCI, certifying to the fulfillment of the conditions set forth in Sections 6.1, 6.2 and 6.3, and the Shareholders shall have delivered to WCI a certificate dated as of the Closing Date, in form and substance satisfactory to WCI, certifying to the fulfillment of the conditions set forth in Section 6.1 and 6.2 applicable to the Shareholders.

               6.5 NO LITIGATION. None of the transactions contemplated hereby shall have been enjoined by any court or by any federal or state governmental branch, agency, commission or regulatory authority and no suit or other proceeding challenging the transactions contemplated hereby shall have been threatened or instituted and no investigative or other demand shall have been made by any federal or state governmental branch, agency, commission or regulatory authority concerning the transactions contemplated hereby.

               6.6 OTHER DELIVERIES. The Corporations and Shareholders shall have delivered the items which they are required to deliver under Section 8.2 of this Agreement.

               6.7 GOVERNMENTAL APPROVALS. All governmental consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement, including without limitation those contemplated by Sections 6.12 and 6.13, shall have been received.

               6.8 CONSENTS TO TRANSFER. Each party whose consent is required to the transactions contemplated by this Agreement, including without limitation each party to any contract with any Corporation and each Required Governmental Consent shall have been obtained.

               6.9 OPINION OF INDEPENDENT PUBLIC ACCOUNTANTS. WCI shall have received a letter from Ernst & Young LLP, its independent auditors, regarding that firm's concurrence with WCI's management's conclusions as to the appropriateness of pooling of interests accounting for the Mergers under APB No. 16 if closed and consummated in accordance with this Agreement.

               6.10 WCI SHAREHOLDERS APPROVAL. The WCI Shareholders Approval by the requisite vote of the Shareholders of WCI under applicable law and applicable NASDAQ requirements shall have been obtained.

               6.11 NASDAQ LISTING. An additional listing application shall have been filed with NASDAQ with respect to the shares of Aggregate WCI Stock.

               6.12 HSR WAITING PERIOD. The waiting period applicable to the consummation of the Mergers under the HSR Act, if any, shall have expired or been terminated.

               6.13 REGISTRATION STATEMENTS. The Registration Statements shall then be effective under the Act.

               6.14 DISSENTING SHARES. No Shareholder shall have exercised appraisal rights in accordance with Section 23B.13.010 et seq. of the Washington Law with respect to any shares of any Corporation's Stock.

               6.15 TITLE INSURANCE. First American Title Insurance Company shall be irrevocably committed to issue, within three business days after the Effective Time, at WCI's cost and expense, an ALTA Owner's Standard Policy of title insurance for each Corporate Property owned by any of the Corporations insuring fee simple title to such Corporate Property in the Surviving Corporation succeeding to such Corporate Property, subject only to current real property taxes and assessments, standard printed conditions and exceptions, and such title exceptions as shall have been accepted in writing by WCI, containing such endorsements as WCI may reasonably require.

               6.16 TERMINATION OF EMPLOYMENT AGREEMENTS. The current employment agreements between MDC, on the one hand, and Donald and Irmgard, on the other hand, shall have been terminated effective as of the Closing Date.

               6.17 LEMAY AGREEMENT. Should the Corporations determine that any additional waiver is required from Harold LeMay Enterprises, Inc., relating to that certain

Agreement dated December 11, 1974, MDC, AD and certain other persons, such waiver shall have been obtained.

               6.18 ALL MERGERS TO OCCUR. All of the Mergers shall occur at substantially the same time and no Merger shall be deemed closed unless all have closed.

               6.19 DISPOSAL ARRANGEMENTS. The Corporation's shall have entered into the Agreement Regarding Future Disposal (the "DISPOSAL AGREEMENT") substantially in the form of Exhibit 6.19 attached hereto.

               6.20 BONNIE TRUST APPROVAL. The Bonnie Trust Approval shall have been obtained and the Bonnie Trust shall have satisfied its obligations pursuant to Section 5.8.

               6.21 REAL ESTATE DUE DILIGENCE. WCI shall have reviewed all of the Schedules to this Agreement relating to the Corporate Property and all documents related to each parcel of real property leased, owned or being purchased by any of the Corporations, and all such Schedules and documents shall be reasonably satisfactory to WCI or any problems reflected in, or indicated by, such Schedules or documents shall have been resolved to the reasonable satisfaction of WCI.

        7. CONDITIONS PRECEDENT TO OBLIGATION OF THE CORPORATIONS AND THE SHAREHOLDERS TO CLOSE. The obligations of the Corporations and the Shareholders under this Agreement are subject to the satisfaction, at or before Closing, of all of the following conditions precedent, unless waived in writing by the Corporations and the Shareholders:

               7.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties of WCI and the Merger Subs. contained in this Agreement or in any statement, Exhibit, Schedule, certificate or document delivered by WCI under this Agreement shall be true, correct and complete on and as of the date when made and at all times prior to the Closing Date, shall be deemed to be made again on the Closing Date, and shall then be true, correct and complete in all respects as of the Closing Date.

               7.2 CONDITIONS. WCI and the Merger Subs. shall have each performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by them on or before the Closing Date.

               7.3 NO MATERIAL ADVERSE CHANGE. Since the Signing Date, there shall not have been any material adverse change in the condition (financial or otherwise), business, properties or assets of WCI.

               7.4 CERTIFICATE. The President of WCI shall have delivered to the Corporations and the Shareholders a certificate dated as of the Closing Date, in form and substance satisfactory to the Corporations and the Shareholders, certifying to the fulfillment of the conditions set forth in Sections 7.1, 7.2 and 7.3.

               7.5 NO LITIGATION. None of the transactions contemplated hereby shall have been enjoined by any court or by any federal or state governmental branch, agency, commission or regulatory authority and no suit or other proceeding challenging the transactions contemplated hereby shall have been threatened or instituted and no investigative or other demand shall have been made by any federal or state governmental branch, agency, commission or regulatory authority concerning the transactions contemplated hereby.

               7.6 OTHER DELIVERIES. WCI shall have delivered the items which it is required to deliver under Section 8.1 of this Agreement.

               7.7 CONSENTS TO TRANSFER. Each party whose consent is required to the transactions contemplated by this Agreement, including without limitation each party to any contract with any Corporation and all Required Governmental Consents shall have been obtained.

               7.8 NASDAQ LISTING. An additional listing application shall have been filed with NASDAQ with respect to the shares of Aggregate WCI Stock.

               7.9 HSR WAITING PERIOD. The waiting period applicable to the consummation of the Mergers under the HSR Act, if any, shall have expired or been terminated.

               7.10 REGISTRATION STATEMENTS. The Registration Statements shall then be effective under the Act.

               7.11 GOVERNMENTAL APPROVALS. All governmental consents and approvals, if any, necessary to permit the consummation of the transactions contemplated by this Agreement, including without limitation those contemplated by Sections 6.12 and 6.13, shall have been received.

               7.12 OPINION OF INDEPENDENT PUBLIC ACCOUNTANTS. WCI shall have received a letter from Ernst & Young LLP, its independent auditors, regarding that firm's concurrence with WCI's management's conclusions as to the appropriateness of pooling of interests accounting for the Mergers under APB No. 16 if closed and consummated in accordance with this Agreement.

               7.13 LEMAY AGREEMENT. Should the Corporations determine that any additional waiver is required from Harold LeMay Enterprises, Inc., relating to that certain

Agreement dated December 11, 1974, MDC and AD and certain other persons (the "LEMAY AGREEMENT"), such waiver shall have been obtained.

               7.14 ALL MERGERS TO OCCUR. All of the Mergers shall occur at substantially the same time and no Merger shall be deemed closed unless all have closed.

               7.15 TAX MATTERS. The Shareholders shall be reasonably satisfied that the Mergers will constitute reorganizations within the meaning of Section 368(a) of the Code and no gain or loss will be recognized by the Shareholders upon the exchange of their Corporations' Stock solely for shares of Aggregate WCI Stock.

               7.16 DISPOSAL ARRANGEMENTS. The Corporations shall have entered into the Disposal Agreement.

               7.17 BONNIE TRUST APPROVAL. The Bonnie Trust Approval shall have been obtained and the Bonnie Trust shall have satisfied its obligations pursuant to Section 5.8.

        8.      CLOSING DELIVERIES

        At the Closing or at or after the Effective Time, as the case may be, the respective parties shall make the deliveries indicated:

               8.1 WCI DELIVERIES.

                      (a) At or promptly after the Effective Time of each of the Mergers, WCI shall deliver to the Shareholders certificates for the shares of WCI Stock in accordance with Section 2.4.

                      (b) WCI shall execute and deliver to Donald and Irmgard counterparts of Employment Agreements substantially in the form of Exhibits 8.1(b) and 8.1(b).2, respectively (the "EMPLOYMENT AGREEMENTS").

                      (c) At the Closing, WCI shall deliver to the Shareholders an opinion of counsel for WCI dated as of the Closing Date in substantially the form attached hereto as Exhibit 8.1(c).

                      (d) At the Closing, WCI shall deliver the Filed Plans, duly executed by WCI and the respective Merger Subs.

                      (e) At the Closing, WCI and the Merger Subs. shall execute and deliver such other instruments and items as the Corporations or the Shareholders shall reasonably request relating to the transactions contemplated by this Agreement.

                      (f) WCI shall execute and deliver to the Shareholders counterparts of a Common Stock Agreement substantially in the form of Exhibit 8.1(f) (the "COMMON STOCK AGREEMENT").

               8.2 SHAREHOLDERS' DELIVERIES.

                      (a) At or promptly after the Effective Time, the Shareholders shall deliver to WCI in accordance with Section 2.4 the certificates representing the outstanding Corporations' Stock free and clear of all liens, security interests, claims and encumbrances, accompanied by a stock power duly executed in blank.

                      (b) At the Closing, the Shareholders shall deliver to WCI an opinion of one or more counsel for the Shareholders, dated as of the Closing Date, covering in substance the matters described in Exhibit 8.2(b).

                      (c) At the Closing, the Shareholders shall deliver evidence reasonably satisfactory to WCI that all required third-party consents to the transactions contemplated hereby, including without limitation all Required Governmental Consents, were obtained and the Corporations or the Shareholders shall deliver an estoppel certificate from the landlords under all real estate leases to which each of the Corporations is a party confirming the terms thereof and the rental amount owing thereunder, certifying that such lease is in full force and effect, that the Corporation is not in default under any of the terms or conditions thereof, that there have been no amendments or modifications to any such lease (or specifying the same), and otherwise containing such statements and certifications as WCI may reasonably require.

                      (d) At the Closing, the Shareholders shall cause each officer and director of each of the Corporations to deliver a resignation as an officer and/or director of that Corporation, together with a general release releasing the Corporations from all obligations under any indemnification agreements, the charter documents of the Corporations, or otherwise, to indemnify such officers and directors for liabilities and expenses arising out of or relating to this Agreement or the consummation of the transactions contemplated thereby, other than obligations arising after the Closing Date under this Agreement.

                      (e) At the Closing, the Shareholders shall deliver the Filed Plans duly executed by the respective Corporations.

                      (f) At the Closing, the Shareholders shall execute and deliver such other instruments and items as WCI shall reasonably request relating to the transactions contemplated by this Agreement.

                      (g) At the Closing, the Shareholders shall execute and deliver the Affiliate Letter (the "AFFILIATE LETTER") substantially in the form of Exhibit 8.2(g).

                      (h) Donald and Irmgard shall execute and deliver to WCI counterparts of their respective Employment Agreements.

                      (i) The Shareholders shall execute and deliver to WCI the Common Stock Agreement.

        9.      ADDITIONAL COVENANTS OF WCI, THE CORPORATIONS AND THE
SHAREHOLDERS

               9.1 RELEASE OF GUARANTIES. WCI shall use reasonable efforts to obtain the termination and release promptly after the Effective Time of the personal guaranties of the Shareholders listed on Schedule 9.1, all of which relate to indebtedness of the Corporations included in the Financial Statements as of the Balance Sheet Date, and WCI shall indemnify the Shareholders and hold them harmless from and against all losses, expenses or claims by third parties to enforce or collect indebtedness owed by each Corporation as of the Effective Time that is personally guaranteed by the Shareholders pursuant to such guaranties. The Shareholders may notify the obligees under such guaranties that they have terminated their obligations under such guaranties. The Shareholders shall cooperate with WCI in obtaining such releases.

               9.2 RELEASE OF SECURITY INTERESTS. After the Effective Time, the Shareholders and their respective Affiliates shall cause those security interests in the assets of the Corporations that have been created in favor of financial institutions or other lenders to secure indebtedness (other than indebtedness of that Corporation) of the Shareholders or their respective Affiliates to be released in a manner reasonably satisfactory to WCI, and shall cause all guaranties by the Corporations relating to the indebtedness of the Shareholders to be released to the reasonable satisfaction of WCI.

               9.3 CONFIDENTIALITY. Neither WCI, the Corporations nor any of the Shareholders shall disclose or make any public announcements of the transactions contemplated by this Agreement except as required by the Act, the Exchange Act, the HSR Act or in the Registration Statements or the Proxy Statement, without the prior written consent of the other parties, unless required to make such disclosure or announcement by law, in which event the party making the disclosure or announcement shall notify the other parties at least 24 hours before such disclosure or announcement is expected to be made and allow review and input as to the form and content of the same.

               9.4 BROKERS AND FINDERS FEES. Each party shall pay and be responsible for any broker's, finder's or financial advisory fee incurred by such party in connection with the transactions contemplated by this Agreement.

               9.5 TAXES. WCI shall reasonably cooperate, at the expense of the Shareholders, with the Shareholders with respect to any matters involving the Shareholders arising out of the Shareholders' ownership of the Corporations prior to the Effective Time, including matters relating to tax returns and any tax audits, appeals, claims or litigation with respect to such tax returns or the preparation of such tax returns. In connection therewith, WCI shall make available to the Shareholders such files, documents, books and records of the

Corporations for inspection and copying as may be reasonably requested by the Shareholders and shall cooperate with the Shareholders with respect to retaining information and documents which relate to such matters.

               9.6 SHORT YEAR TAX RETURNS. After the Effective Time, the Shareholders shall prepare at their sole cost and expense, all short year federal, state, county, local and foreign tax returns required by law for the period beginning with the first day of the applicable Corporation's fiscal year in which the Effective Time occurs and ending with the Effective Time. Each such return shall be prepared in a financially responsible and conservative manner and drafts shall be delivered to WCI together with all necessary supporting schedules within 120 days following the Effective Time for its approval, which shall not be unreasonably withheld or delayed. The Shareholders shall each be responsible for all taxes arising from the conversion of the Corporations from a cash to accrual basis of reporting whether or not due on such returns or on the first return filed by a Corporation for the period commencing after the Effective Time. Each such return shall be prepared in a financially responsible and conservative manner and drafts shall be delivered to the Shareholders together with all necessary supporting schedules within 120 days following the Effective Time for their approval, which shall not be unreasonably withheld or delayed. At the time of the approval of the returns for each Corporation, the Shareholders shall contemporaneously deliver to WCI checks payable to the respective taxing authorities in amounts equal to the amount due from the Shareholders under this section. WCI shall, upon receipt from the Shareholders, cause the Corporations to sign tax returns and cause such returns to be timely filed with the appropriate authorities.

               9.7 MATTERS RELATED TO POOLING. The parties acknowledge that the ability of WCI to account for the transactions contemplated herein as a "pooling of interests" is of the essence of the contract. In addition to APB No. 16, the SEC has issued Accounting Series Release Nos. 130 and 135, as amended (collectively the "ASRs") setting forth certain restrictions applicable to the availability of "pooling-of-interests" accounting treatment in transactions of the type contemplated by this Agreement. No Shareholder and no Pooling Affiliate of any Corporation or WCI shall take any action subsequent to the Effective Time to sell or in any other way reduce such person's risk (including, by way of example and not limitation, engaging in any put, call, short-sale, straddle or similar market transactions) relative to any shares of WCI Stock held at the Effective Time or received pursuant to this Agreement in such a manner as would cause the transactions contemplated hereby not to be accounted for as a "pooling of interests," until such time as financial results covering at least 30 days of post-Closing combined operations of WCI and the Surviving Corporations have been published.

               9.8 REPRESENTATION LETTER. Prior to the Closing, the Corporations and the Shareholders shall deliver a representation letter to Ernst & Young LLP, to enable Ernst & Young LLP to deliver the letter contemplated by Section 6.10. The representation letter provided for in this section will relate to the criteria for the "pooling of interests" method of accounting and their relevance to the Mergers as they relate to the Corporations.

               9.9 WCI SHAREHOLDERS' APPROVAL. WCI shall call a shareholders' meeting to be held as soon as reasonably practicable after the definitive Proxy Statement is first sent to WCI's Stockholders, for the purpose of voting upon and obtaining the WCI Shareholder Approval.

               9.10 NASDAQ LISTING. WCI shall file, at its expense, at or before the Effective Time, an additional listing application with Nasdaq with respect to the Aggregate WCI Stock to be issued pursuant to the Mergers.

               9.11 AGREEMENT TO COOPERATE.

                      (a) Subject to the terms and conditions herein provided and subject to the fiduciary duties of the respective boards of directors of the Corporations and WCI, each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents or approvals of third parties required in order to preserve material contractual relationships of WCI and the Corporations, all necessary or appropriate waivers, consents and approvals and SEC "no-action" letters to effect all necessary registrations, filings and submissions and to lift any injunctive or other legal bar to the Mergers (and, in such case, to proceed with the Mergers as expeditiously as possible). At or immediately after the Closing, WCI, the Mergers Subs., the Corporations and the Shareholders shall cause the Filed Plans to be filed with the Secretary of State of the State of Washington.

                      (b) Without limitation of the foregoing, if required by applicable law, each of WCI and the Corporations undertakes and agrees to file as soon as practicable, and in any event prior to 15 days after the Signing Date, a Notification and Report Form under the HSR Act with the Federal Trade Commission ("FTC") and the Antitrust Division of the Department of Justice (the "ANTITRUST DIVISION"). Each of WCI and the Corporations shall (i) respond as promptly as practicable to any inquiries received from the FTC or the Antitrust Division for additional information or documentation and to all inquiries and requests received from any State Attorney General or other governmental authority in connection with antitrust matters and (ii) not extend any waiting period under the HSR Act or enter into any agreement with the FTC or the Antitrust Division not to consummate the transactions contemplated by this Agreement, except with the prior consent of the other parties hereto. Each party shall promptly notify the other party of any communication to that party from the FTC, the Antitrust Division, any State Attorney General or any other governmental entity and permit the other party to review in advance any proposed communication to any of the foregoing.

                      (c) In the event any litigation is commenced by any person or entity relating to the transactions contemplated by this Agreement, including any Acquisition Transaction, WCI shall have the right, at its own expense, to participate therein, and the Corporations will not settle any such litigation without the consent of WCI, which consent will not be unreasonably withheld.

               9.12 NOTIFICATION OF CERTAIN MATTERS. Each of the Corporations, WCI and the Shareholders agrees to give prompt notice to each other of, and to use commercially reasonable efforts to remedy, (i) the occurrence or failure to occur of any event which occurrence or failure to occur would be likely to cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material respect at the Effective Time and (ii) any material failure on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 9.12 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

               9.13 CORRECTIONS TO REGISTRATION STATEMENTS AND PROXY STATEMENT. Prior to the Effective Time, each of the Corporations, WCI and the Shareholders shall correct promptly any information provided by it to be used specifically in the Registration Statements or the Proxy Statement that shall have become false or misleading in any material respect and WCI shall take all steps necessary to file with the SEC and (in the case of the Registration Statements) have declared effective by the SEC any amendment or supplement to the Registration Statements or Proxy Statement so as to correct the same and to cause the Registration Statements or Proxy Statement as so corrected to be disseminated to the stockholders of WCI, the Shareholders or to other persons, in each case to the extent required by applicable law.

        10.     INDEMNIFICATION

               10.1 INDEMNIFICATION COVENANTS.

                      (a) INDEMNITY BY THE SHAREHOLDERS. The Shareholders, jointly and severally, as to each of the Corporations (in which they are shareholders), severally, subject to the limitations set forth in Section 10.2, covenant and agree that they will indemnify and hold harmless WCI, the Surviving Corporations and their respective directors, officers and agents and their respective successors and assigns (collectively the "WCI INDEMNITEES"), from and after the date of this Agreement against any and all losses, damages, assessments, fines, penalties, adjustments, liabilities, claims, deficiencies, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation), including, without limitation, any "ENVIRONMENTAL SITE LOSSES" (as such term is hereinafter defined) resulting from activities prior to the Closing Date (but not necessarily identified or determined prior to the Closing Date), identified by a WCI Indemnitee in a Claims Notice (as defined in Section 10.3(a)), or asserted by a WCI Indemnitee in litigation commenced against the Shareholders provided that in either case any such Claims Notice shall be given or the litigation commenced prior to the expiration of the applicable period set forth in Section 10.2(c) (irrespective of the date of discovery), with respect to each of the following contingencies (all, the "10.1(a) INDEMNITY EVENTS"):

                             (i) Any misrepresentation, breach of warranty, or
nonfulfillment of any agreement or covenant on the part of the Shareholders or the Corporations required to be fulfilled pursuant to the terms of this Agreement on or before the Closing Date or any misrepresentation in or omission from any Exhibit, Schedule, list, certificate, or other instrument furnished or to be furnished to WCI pursuant to the terms of this Agreement, regardless of whether, in the case of a breach of a representation or a warranty, WCI relied on the truth of such representation or warranty or had any knowledge of any breach thereof.

                             (ii) The design, development, installation,
construction or operation by the Corporations of any Environmental Site (as hereinafter defined) during any period on or prior to the Effective Time, in excess of the amount of liability with respect thereto, if any, set forth on
Part II of Schedule 3.8. As used in this Agreement, "ENVIRONMENTAL SITE" shall mean any Facility, any UST and any other waste storage, processing, treatment or disposal facility, and any other business site or any other real property owned, leased, controlled or operated by a Corporation or by any predecessor thereof on or prior to the Closing Date. As used in this Agreement, "ENVIRONMENTAL SITE LOSSES" shall mean any and all losses, damages (including exemplary damages and penalties), liabilities, claims, deficiencies, costs, expenses, and expenditures (including, without limitation, expenses in connection with site evaluations, risk assessments and feasibility studies) arising out of or required by an interim or final judicial or administrative decree, judgment, injunction, mandate, interim or final permit condition or restriction, cease and desist order, abatement order, compliance order, consent order, clean-up order, exhumation order, reclamation order or any other remedial action that is required to be undertaken under federal, state or local law in respect of operating activities prior to the Closing Date on or affecting any Environmental Site, including, but not limited to (x) any actual or alleged violation of any Environmental Law or any other law or regulation respecting the protection of the air, water and land prior to the Closing Date and (y) any remedies or violations, whether by a private or public action, alleged or sought to be assessed as a consequence, directly or indirectly, of any "RELEASE" (as defined below) of pollutants (including odors) or Hazardous Substances from any Environmental Site resulting from activities thereat prior to the Closing Date, whether such Release is into the air, water (including groundwater) or land and, in the case of any Release caused by defective design, development, construction or operation of an Environmental Site, or other circumstance within the control of the Shareholders, whether such Release arose before, during or after the Closing Date from activities thereat prior to the Closing Date. The term "RELEASE" as used herein means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the ambient environment. Notwithstanding anything in this paragraph to the contrary, it is specifically understood and agreed that a Release composed solely of Hazardous Substances contained in mixed municipal solid waste lawfully disposed of in a landfill during the time a Corporation owned and/or operated such landfill does not constitute an Environmental Site Loss.

                             (iii) Any claim that the execution and delivery of
this Agreement and consummation of the transactions contemplated hereby did not comply with or is otherwise in breach of the LeMay Agreement.

                             (iv) All actions, suits, proceedings or demands
incident to any of the foregoing.

                      (b) INDEMNITY BY WCI. WCI, subject to the limitations set forth in Section 10.2, covenants and agrees that it will indemnify and hold harmless the Shareholders and their respective heirs, trustees, beneficiaries, successors and assigns (collectively the "SHAREHOLDER INDEMNITEES"), from and after the date of this Agreement against any and all losses, damages, assessments, fines, penalties, adjustments, liabilities, claims, deficiencies, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation), identified by a Shareholder Indemnitee in a Claims Notice (as defined in Section 10.3(a)), or asserted by a Shareholder Indemnitee in litigation commenced against WCI provided that in either case any such Claims Notice shall be given or the litigation commenced prior to the expiration of the applicable period set forth in Section 10.2(c) (irrespective of the date of discovery), with respect to each of the following contingencies (all, the "10.1(b) INDEMNITY EVENTS"):

                             (i) Any misrepresentation, breach of warranty, or
nonfulfillment of any agreement or covenant on the part of WCI or any Merger Sub. required to be fulfilled pursuant to the terms of this Agreement on or before the Closing Date or any misrepresentation in or omission from any Exhibit, Schedule, list, certificate, or other instrument furnished or to be furnished to the Shareholders pursuant to the terms of this Agreement, regardless of whether, in the case of a breach of a representation or warranty, the Shareholders relied on the truth of such representation or warranty or had any knowledge of any breach thereof.

                             (ii) All actions, suits, proceedings or demands
incident to any of the foregoing.

               10.2 LIMITATIONS ON INDEMNITIES.

                      (a) The obligations of the Shareholders to indemnify the WCI Indemnitees, and the obligation of WCI to indemnify the Shareholder Indemnitees, as provided in Section 10.1 shall be equal to the amount by which the cumulative amount of all such losses, damages, assessments, fines, penalties, adjustments, liabilities, claims, deficiencies, costs and expenses, (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) and Environmental Site Losses with respect to any or all 10.1(a) and 10.1(b) Indemnity Events exceed, in the case of the obligations of the Shareholders, one million dollars ($1,000,000) in the aggregate with respect to all of the Corporations; and in the case of the obligations of WCI, one million dollars ($1,000,000); provided, that the amount of any obligation of indemnity arising pursuant to Section 10.1(a)(iii) or pursuant to Section 10.1 with respect to any representation, warranty or covenant contained in Sections 2.1, 3.1 through 3.5; 3.22, 4.4, 4.5, 4.6, 4.7, 9.6 and 9.11 hereof shall not be subject to the foregoing.

                      (b) The maximum amount which the Shareholder Indemnitees can recover as a result of all 10.1(b) Indemnity Events, pursuant to the provisions hereof for Claims shall not in the aggregate exceed fifty percent (50%) of the Aggregate Merger Consideration, and the maximum amount that WCI can recover as a result of all 10.1(a) Indemnity Events pursuant to the provisions hereof for Claims relating to each Corporation shall not exceed the following percentages of the Aggregate Merger Consideration: MDC-21%); AD-6.5%; DM-14%; and TR-8.5%.

                      (c) The obligations of the Shareholders under Section 10.1(a) with respect to all Claims, other than Claims arising under Section 10.1(a)(iii), shall expire unless a Claims Notice with all information required by Section 10.3(a) is given or litigation is commenced by filing a complaint on or prior to the earlier to occur of (irrespective of the date of discovery of the Indemnity Event) (i) the first anniversary of the Effective Time; or (ii) the date of issuance of the first audit report after the Effective Time of the financial statements that contain the combined results of WCI and the Surviving Corporations. The obligations of WCI under Section 10.1(b) with respect to all Claims, other than Claims arising from breach of any covenants contained in Sections 2.1, 4.4, 4.5, 4.6, 4.7 or the Common Stock Agreement, shall expire unless a Claims Notice with all information required by Section 10.3(a) is given or litigation is commenced by filing a complaint on or prior to the earlier to occur of (irrespective of the date of discovery of the Indemnity Event) (i) the first anniversary of the Effective Time; or (ii) the date of issuance of the first audit report after the Effective Time of the financial statements that contain the combined results of WCI and the Surviving Corporations.

                      (d) Except to the extent the same shall directly result in a material increase in insurance premiums on a prospective basis, the Shareholders shall not be required to indemnify any WCI Indemnitee, nor shall WCI be required to indemnify any Shareholder Indemnitee, for any Claim to the extent that such Claim has been reimbursed or is reimbursable through insurance proceeds received or receivable by the Indemnitee. The Indemnitee shall allow the Indemnifying Party to pursue such insurance proceeds and shall reasonably cooperate with the Indemnifying Party in connection therewith. In the event the insurance does not cover the full amount of the Claim, or in the event the Claim shall directly result in an increase in insurance premiums on a prospective basis, the Indemnifying Party shall remain liable for the difference in the insurance payment and the amount of the Claim, or in the case of an increase in insurance premiums, the amount of such increase directly attributable to the Claim, subject to the other limitations set forth herein.

                      (e) All claims for which indemnification payment shall be due shall be deemed adjustments of the Aggregate Merger Consideration.

                      (f) Any obligation of indemnity of the Shareholders established pursuant to the terms of this Agreement shall be expressed in dollar amounts but shall be satisfied first by the delivery to WCI of a number of shares of WCI Stock (properly endorsed, with signatures guaranteed by a national bank, and with respect to which all transfer or other taxes have been paid), each of which shall be deemed to have a value equal to its closing price as quoted on the NASDAQ Stock Market on the Closing Date (or the last trading day before the Closing Date if the Closing Date is not a trading day), adjusted for any stock splits, stock dividends or other capital adjustments after the Closing Date. To the extent the Shareholders then own an insufficient quantity of WCI Stock to satisfy any obligation of indemnity of the Shareholders established pursuant to the terms of this Section 10.2(f), such obligation of indemnity shall be satisfied by the payment of cash by the Shareholders.

                      (g) The indemnification provisions of this Section 10 shall be the exclusive remedy for any Claim for monetary damages arising under this Agreement or from the transactions contemplated hereby, except for Fraud, provided that nothing in this Section 10 (including with out limitation Section 10.2(c)) shall be deemed to be the exclusive remedy or shall limit the remedies of any party with respect to the breach or nonfulfillment by any party of any obligation or covenant in this Agreement or any of the agreements contemplated hereby or entered into pursuant hereto required to be satisfied or fulfilled after the Closing Date. In addition, the parties shall be entitled to pursue any claims for non-monetary relief to which they may be entitled at law or in equity.

               10.3 NOTICE OF INDEMNITY CLAIM.

                      (a) In the event that any claim ("CLAIM") is hereafter asserted against or arises with respect to any WCI Indemnitee or Shareholder Indemnitee as to which such WCI Indemnitee or Shareholder Indemnitee (an "INDEMNITEE") may be entitled to indemnification hereunder, the Indemnitee shall notify the Shareholders or WCI (as applicable collectively, the "INDEMNIFYING PARTY") in writing thereof (the "CLAIMS NOTICE") within 60 days after (i) receipt of written notice of commencement of any third party litigation against such Indemnitee, (ii) receipt by such Indemnitee of written notice of any third party claim pursuant to an invoice, notice of claim or assessment, against such Indemnitee, or (iii) such Indemnitee becomes aware of the existence of any other event in respect of which indemnification may be sought from the Indemnifying Party (including, without limitation, any inaccuracy of any representation or warranty or breach of any covenant). The Claims Notice shall describe the Claim and the specific facts and circumstances in reasonable detail, and shall indicate the amount, if known, or an estimate, if possible, of the losses that have been or may be incurred or suffered by the Indemnitee.

                      (b) The Indemnifying Party may elect to defend any Claim for money damages where the cumulative total of all Claims (including such Claim) do not exceed the limit set forth in Section 10.2(b) at the time the Claim is made, by the Indemnifying Party's own counsel. The Indemnitee may participate, at the Indemnitee's own expense, in the defense of any

Claim assumed by the Indemnifying Party. Without the written approval of the Indemnitee, which approval shall not be unreasonably withheld, the Indemnifying Party shall not agree to any compromise of a Claim defended by the Indemnifying Party; provided, however, that if the Indemnitee does not consent to a compromise and the ultimate indemnity obligation of the Indemnifying Party would be greater than the amount of the proposed compromise, the Indemnifying Party's total liability to the Indemnitee under this Section 10 shall be limited to the amount of the proposed compromise and costs through that date.

                      (c) If, within twenty (20) days of the Indemnifying Party's receipt of a Claims Notice, the Indemnifying Party shall not have elected to defend the Claim, the Indemnitee shall have the right to assume control of the defense and/or compromise of such Claim, and the costs and expenses of such defense, including reasonable attorneys' fees, shall be added to the Claim. The Indemnifying Party shall promptly, and in any event within ten
(10) days after demand therefor, reimburse the Indemnitee for the costs of defending the Claim, including attorneys' fees and expenses.

                      (d) The party assuming the defense of any Claim shall keep the other party reasonably informed at all times of the progress and development of its or their defense of and compromise efforts with respect to such Claim and shall furnish the other party with copies of all relevant pleadings, correspondence and other papers. In addition, the parties to this Agreement shall cooperate with each other and make available to each other and their representatives all available relevant records or other materials required by them for their use in defending, compromising or contesting any Claim. If the Claims Notice is given prior to the expiration of the obligations of the Indemnifying Party under Section 10.2(c), the failure to timely deliver a Claims Notice or otherwise notify the Indemnifying Party of the commencement of such actions in accordance with this Section 10.3 shall not relieve the Indemnifying Party from the obligation to indemnify hereunder except to the extent that the Indemnifying Party establishes by competent evidence that it has been prejudiced thereby.

                      (e) In the event both the Indemnitee and the Indemnifying Party are named as defendants in an action or proceeding initiated by a third party, they shall both be represented by the same counsel (on whom they shall agree), unless such counsel, the Indemnitee, or the Indemnifying Party shall determine that such counsel has a conflict of interest in representing both the Indemnitee and the Indemnifying Party in the same action or proceeding and the Indemnitee and the Indemnifying Party do not waive such conflict to the satisfaction of such counsel.

               10.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties contained in this Agreement and in any certificate, Exhibit or Schedule delivered pursuant hereto, or in any other writing delivered pursuant to the provisions of this Agreement and the liability of the party making such representations and warranties for breaches thereof shall survive the consummation of the transactions contemplated hereby until the later of the expiration of the period set forth in Section 10.2(c), or the final resolution of all Claims for which a Claims Notice is given prior to the expiration of the obligations of the Indemnifying Party under Section 10.2(c) but only as to the representations and warranties relevant to such Claims, provided that the representations and warranties shall survive until expiration of the applicable statute of limitations with respect to any Claim based in whole or in part on Fraud (as defined in Section 12.3) solely as to the portion of such Claim found to be Fraud, provided further that the representations and warranties of the Shareholders set forth in Sections 3.2, 3.3 and 3.4 shall survive until the later of expiration of the applicable statute of limitations or the resolution of all Claims to the extent the representations and warranties are relevant to such Claims. The parties hereto in executing and delivering and in carrying out the provisions of this Agreement are relying solely on the representations, warranties, Schedules, Exhibits, agreements and covenants contained in this Agreement, or in any writing or document delivered pursuant to the provisions of this Agreement, and not upon any representation, warranty, agreement, promise or information, written or oral, made by any person other than as specifically set forth herein or therein.

               10.5 NO EXHAUSTION OF REMEDIES OR SUBROGATION; RIGHT OF SET OFF. Except as otherwise provided herein, the Shareholders waive any right to require any WCI Indemnitee to (i) proceed against any Corporation; (ii) proceed against any other person; or (iii) pursue any other remedy whatsoever in the power of any WCI Indemnitee.

        11.     OTHER POST-CLOSING COVENANTS OF THE SHAREHOLDERS AND WCI

               11.1 RESTRICTIVE COVENANTS. As to each Surviving Corporation, the Shareholders and their Affiliates acknowledge that (i) WCI, as the ultimate purchaser of the Corporations' Stock, is and will be engaged in the same business as the Corporations were prior to the Closing Date (the "BUSINESS");
(ii) the Shareholders and their Affiliates are intimately familiar with the Business; (iii) the Business is currently conducted in the State of Washington and WCI intends to continue the Business in Washington and intends, by acquisition or otherwise, to expand the Business into other geographic areas of Washington where it is not presently conducted; (iv) the Shareholders and their Affiliates have had access to trade secrets of, and confidential information concerning, the Business; (v) the agreements and covenants contained in this
Section 11.1 are essential to protect the Business and the goodwill being acquired; and (vi) the Shareholders and their Affiliates have the means to support themselves and their dependents other than by engaging in a business substantially similar to the Business and the provisions of this Section 11 will not impair such ability. The Shareholders covenant and agree as set forth in
(a), (b) and (c) below with respect to the Corporations:

                      (a) NON-COMPETE. For a period commencing on the Closing Date and terminating five years thereafter (the "RESTRICTED PERIOD"), neither the Shareholders nor any of their Affiliates shall, anywhere within the State of Washington, (the "RESTRICTED AREA"), directly or indirectly, acting individually or as the owner, shareholder, partner, or employee of any entity other than WCI or one of its subsidiaries, (i) engage in the Business, including without limitation in the operation of a solid waste collection, transporting, disposal and/or composting business, transfer facility, recycling facility, materials recovery facility or solid waste landfill; (ii) enter the employ of, or render any personal services to or for the benefit of, or assist in or facilitate the solicitation of customers for, or receive remuneration in the form of salary, commissions or otherwise from, any business engaged in the same business as the Business; (iii) as owner or lessor of real estate or personal property, rent to or lease any facility, equipment or other assets to any business engaged in the same business as the Business; or (iv) receive or purchase a financial interest in, make a loan to, or make a gift in support of, any such business in any capacity, including, without limitation, as a sole proprietor, partner, shareholder, officer, director, principal, agent, trustee or lender; provided, however, that (i) any of the Shareholders may own, directly or indirectly, shares of stock in Land Recovery, Inc., a Washington corporation, or Resource Investments, Inc., a Washington corporation, and may participate as a director, officer or employee of either or both of such corporations, or (ii) any of the Shareholders may own, directly or indirectly, solely as an investment, securities of any business traded on any national securities exchange or NASDAQ, provided none of the Shareholders is a controlling person of, or a member of a group which controls, such business and further provided that the Shareholders do not, in the aggregate, directly or indirectly, own 5% or more of any class of securities of such business.

                      (b) CONFIDENTIAL INFORMATION. During the Restricted Period and thereafter, the Shareholders and their Affiliates shall keep secret and retain in strictest confidence, and shall not use for the benefit of themselves or others, all data and information relating to the Business ("CONFIDENTIAL INFORMATION"), including without limitation, know-how, trade secrets, customer lists, supplier lists, details of contracts, pricing policies, operational methods, marketing plans or strategies, bidding information, practices, policies or procedures, product development techniques or plans, and technical processes; provided, however, that the term "CONFIDENTIAL INFORMATION" shall not include information that (i) is or becomes generally available to the public other than as a result of disclosure by the Shareholders or (ii) is general knowledge in the solid waste handling and landfill business and not specifically related to the Business or (iii) is disclosed to the Shareholders or their Affiliates by a third party (other than an agent or representative of WCI) legally entitled to disclose the same. Notwithstanding the foregoing, (y) the Shareholders may disclose and discuss confidential information with their legal and tax advisors, or as is required in connection with any legal proceedings, and the Shareholders shall give WCI prior written notice of such disclosure at least forty-eight (48) hours before such disclosure is made, if possible; and (z) during the time that the Shareholders are employed by WCI or a Surviving Corporation, the Shareholders may disclose confidential information as required in the ordinary course and proper performance of their employment duties, to persons who need to know such information to perform services for or receive services from WCI or the Surviving Corporation.

                      (c) PROPERTY OF THE BUSINESS. All memoranda, notes, lists, records and other documents or papers (and all copies thereof) relating to the Business, including such items stored in computer memories, on microfiche or by any other means, made or compiled by or on behalf of the Shareholders or the Corporations or made available to them relating to the Business, but excluding any materials (other than the minute books of the Corporations) maintained by any attorneys for the Corporations or the Shareholders prior to the Closing, are and shall be the property of WCI and have been delivered or will be delivered or made available to WCI at the Closing.

                      (d) NON-SOLICITATION. Without the consent of WCI, which may be granted or withheld by WCI in its discretion, the Shareholders and their Affiliates shall not solicit any employees of the Surviving Corporations to leave the employ of the Surviving Corporations and join the Shareholders or any Affiliate in any business endeavor owned or pursued by the Shareholders.

                      (e) NO DISPARAGEMENT. From and after the Closing Date, none of the Shareholders shall, in any way or to any person or entity or governmental or regulatory body or agency, denigrate or derogate WCI or any of its subsidiaries, or any officer, director or employee, or any product or service or procedure of any such company whether or not such denigrating or derogatory statements shall be true and are based on acts or omissions which are learned by the Shareholders from and after the date hereof or on acts or omissions which occur from and after the date hereof, or otherwise. A statement shall be deemed denigrating or derogatory to any person or entity if it adversely affects the regard or esteem in which such person or entity is held by investors, lenders or licensing, rating, or regulatory entities. Without limiting the generality of the foregoing, none of the Shareholders shall, directly or indirectly in any way in respect of any such company or any such directors or officers, communicate with, or take any action which is adverse to the position of any such company with any person, entity or governmental or regulatory body or agency who or which has dealings or prospective dealings with any such company or jurisdiction or prospective jurisdiction over any such company. This paragraph does not apply to the extent that testimony is required by legal process, provided that WCI has received not less than five days' prior written notice of such proposed testimony, if possible.

               11.2 RIGHTS AND REMEDIES UPON BREACH. If the Shareholders or any Affiliate breaches, or threatens to commit a breach of, any of the provisions of
Section 11.1 herein (the "RESTRICTIVE COVENANTS"), WCI shall have the following rights and remedies, each of which rights and remedies shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to WCI at law or in equity:

                      (a) SPECIFIC PERFORMANCE. The right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to WCI and that money damages would not provide an adequate remedy to WCI. Accordingly, in addition to any other rights or remedies, WCI shall be entitled to injunctive relief to enforce the terms of the Restrictive Covenants and to restrain the Shareholders from any violation thereof.

                      (b) ACCOUNTING. The right and remedy to require the Shareholders to account for and pay over to WCI all compensation, profits, monies, accruals, increments or other benefits derived or received by the Shareholders as the result of any transactions constituting a breach of the Restrictive Covenants.

                      (c) SEVERABILITY OF COVENANTS. The Shareholders acknowledge and agree that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

                      (d) BLUE-PENCILING. If any court determines that any of the Restrictive Covenants, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall reduce the duration or scope of such provision, as the case may be, to the extent necessary to render it enforceable and, in its reduced form, such provision shall then be enforced.

                      (e) ENFORCEABILITY IN JURISDICTION. WCI and the Shareholders intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographic scope of the Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of WCI and the Shareholders that such determination not bar or in any way affect WCI's right to the relief provided above in the courts of any other jurisdiction within the geographic scope of the Restrictive Covenants as to breaches of such covenants in such other respective jurisdictions, such covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

               11.3 TERMINATION DATE.

                      (a) If the Effective Date has not occurred by March 31, 1999, this Agreement shall be terminated on that date or thereafter (the "TERMINATION DATE"), unless the Corporations have not then obtained all of the consents required by Sections 6.7 and 6.8, in which event this Agreement shall terminate 10 days after written notice from WCI to the Corporations or 10 days after the later of (i) if any such consent is denied, the latest time for filing any appeal or further appeal of such denial has lapsed; and (ii) if any such consent is denied and such denial is appealed, the day the last appeal of such denial has been dismissed, refused or decided adversely to the Corporation, provided that the Termination Date shall, at the option of WCI, be extended to May 31, 1999, if the Bonnie Trust Approval has not been obtained on or before March 31, 1999.

                      (b) The Corporations and the Shareholders shall have the right to terminate this Agreement:

                             (i) Upon a breach of a representation or warranty
of WCI or the Merger Subs. contained in this Agreement which has not been cured in all material respects and which has had or is likely to have a Material Adverse Effect and is incapable of being satisfied by the Termination Date;

                             (ii) If one or more of the Mergers are enjoined by
a final, unappealable court order not entered at the request or with the support of any Corporation and if the Corporation against which such order is entered shall have used reasonable efforts to prevent the entry of such order;

                             (iii) If WCI (A) fails to perform in any material
respect any of its covenants in this Agreement and (B) does not cure such default in all material respects within 30 days after written notice of such default specifying such default in reasonable detail is given to WCI by the Corporation; or

                             (iv) If WCI fails to obtain the WCI Shareholders
Approval prior to January 31, 1999.

                      (c) WCI shall have the right to terminate this Agreement:

                             (i) Upon a breach of a representation or warranty
of the Corporation or the Shareholders contained in this Agreement which has not been cured in all material respects and which has had or is likely to have a material adverse effect and is incapable of being satisfied by the Termination Date;

                             (ii) If one or more of the Mergers is enjoined by a
final, unappealable court order not entered at the request or with the support of WCI and if WCI shall have used reasonable efforts to prevent the entry of such order; or

                             (iii) If any of the Corporations or the
Shareholders (A) fails to perform in any material respect any of its, his or her covenants in this Agreement and (B) does not cure such default in all material respects within 30 days after written notice of such default specifying such default in reasonable detail is given to such person by WCI; or

                             (iv) If WCI fails to obtain the WCI Shareholders
Approval prior to January 31, 1999.

                      (d) WCI and the Corporations shall have the right to terminate the Agreement by mutual consent.

               11.4 EFFECT OF TERMINATION. On termination of this Agreement, the transactions contemplated herein shall forthwith be abandoned and all continuing obligations and liabilities of the parties under or in connection with this Agreement shall be terminated and of no further force or effect; provided, however, that subject to Section 11.5 nothing herein shall relieve any party from liability for any misrepresentation, breach of warranty or breach of covenant contained in this Agreement prior to such termination or release any party from the obligations under Sections 5.2 and 9.3; and provided further that, if the reason for such termination is the failure of the conditions set forth in Sections 6.20, 6.21, or 7.17, then the Shareholders and the Corporations shall not have any liability to WCI or any other party to this Agreement.

               11.5 CORRECTIONS TO SCHEDULES. If, up to fifteen (15) days prior to the Closing Date, the Shareholders or the Corporations determine that any Schedule, document or other information provided to WCI or its agents by the Shareholders or the Corporations is incomplete, inaccurate or misleading, the Shareholders or the Corporations shall promptly give WCI written notice and correct such Schedule, document or information. In addition, the Corporations shall provide WCI with such additional information in their control concerning such correction as WCI shall reasonably request. If such correction does not represent a material change in the information previously provided to WCI, WCI shall not have the right to terminate this Agreement based upon such correction. If such correction does represent a material change in the information previously provided WCI or its agents and WCI determines that such correction is unacceptable, such correction shall be deemed to be a failure of the conditions set forth in Section 6.1 and WCI shall have the right to terminate this Agreement within five (5) days after receipt of the corrected information; provided that the Corporations shall first have an opportunity to cure such matter to the reasonable satisfaction of WCI prior to the later of November 30, 1998 or the then scheduled Closing Date. Upon any such termination, the transactions contemplated herein shall forthwith be abandoned and all continuing obligations and liabilities of the parties under or in connection with this Agreement shall be terminated and of no further force or effect and, notwithstanding Section 11.4, the Shareholders and the Corporations shall not have any liability to WCI or any other party to this Agreement.

        12.     GENERAL

               12.1 ADDITIONAL CONVEYANCES. Following the Closing, the Shareholders and WCI shall each deliver or cause to be delivered at such times and places as shall be reasonably agreed upon such additional instruments as WCI, the Surviving Corporations or the Shareholders may reasonably request for the purpose of carrying out this Agreement. The Shareholders will cooperate with WCI and/or the Surviving Corporations on and after the Closing Date in furnishing information, evidence, testimony and other assistance in connection with any actions, proceedings or disputes of any nature with respect to matters pertaining to all periods prior to the date of this Agreement. WCI or the Surviving Corporations will reimburse the Shareholders for all reasonable expenses incurred by them in providing such information, testimony, evidence or assistance.

               12.2 ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, the successors or assigns of WCI and the Surviving Corporations and the heirs, legal representatives or assigns of the Shareholders; provided, however, that any such assignment shall be subject to the terms of this Agreement and shall not relieve the assignor of its or his responsibilities under this Agreement.

               12.3 NO WAIVER RELATING TO CLAIMS FOR FRAUD. Notwithstanding anything herein to the contrary, the liability of any party under Section 10 shall be in addition to, and not exclusive of any other liability that such party may have at law or equity based on such party's fraud, fraudulent inducement or intentional misrepresentation or concealment ("FRAUD"). Notwithstanding anything herein to the contrary, none of the provisions set forth in this Agreement, including, but not limited to, the provisions set forth in Sections 10.1 or 10.2 shall be deemed a waiver by any party to this Agreement of any right or remedy which such party may have at law or equity based on any other party's Fraud, nor shall any such provisions limit, or be deemed to limit,
(a) the amounts of recovery sought or awarded in any such claim for Fraud, (b) the time period during which such a claim for Fraud may be brought, or (c) the recourse which any such party may seek against another party with respect to such a claim for Fraud.

               12.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

               12.5 NOTICES. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given if in writing and either delivered personally, sent by facsimile transmission or by air courier service, or mailed by postage pre-paid registered or certified U.S. mail, return receipt requested, to the addresses designated below or such other addresses as may be designated in writing by notice given hereunder, and shall be effective upon personal delivery or facsimile transmission thereof or upon delivery by registered or certified U.S. mail or one business day following deposit with an air courier service:

            If to the Shareholders:     At their respective addresses set forth
                                        on Schedule 3.2

            With a copy to:             David E. Myre, Jr.
                                        Hillis Clark Martin & Peterson
                                        500 Galland Building, 1221 Second Avenue
                                        Seattle, WA  98101-2925
                                        Phone:  (206) 623-1745
                                        Fax:  (206) 623-7789

            If to WCI:                  Waste Connections, Inc.
                                        2260 Douglas Boulevard, Suite 280
                                        Roseville, CA 95661
                                        Attention:  Ronald J. Mittelstaedt
                                        Fax: (916) 772-2920

            With a copy to:             Robert D. Evans, Esq.
                                        Shartsis, Friese & Ginsburg LLP
                                        One Maritime Plaza, 18th Floor
                                        San Francisco, CA 94111
                                        Fax: (415) 421-2922

               12.6 DISCLOSURE SCHEDULES. Any matter disclosed on any Schedule to this Agreement shall be deemed to have been disclosed on every other Schedule that refers to such Schedule by cross reference so long as the nature of the matter disclosed is obvious from a fair reading of the Schedule on which the matter is disclosed.

               12.7 KNOWLEDGE. Wherever reference is made in this Agreement to the "KNOWLEDGE" of the Shareholders, such term means the actual knowledge of the Shareholders or any knowledge which should have been obtained by the Shareholders from information and documentation in his, her or its possession or control. In the case of a Shareholder that is a trust, the term "knowledge" means the actual knowledge of the trustee or trustees of the trust or any knowledge which should have been obtained by the trustee or trustees from information and documentation in his, her or its possession or control. Wherever reference is made in this Agreement to the "knowledge" of any of the Corporations, such term means the actual knowledge of any of the Shareholders, or any current officer, director or management employee of any Corporation, or any knowledge which should have been obtained by such person from information and documentation in his, her or its possession or control.

               12.8 ATTORNEYS' FEES. In the event of any dispute or controversy between WCI on the one hand and the Corporations or the Shareholders on the other hand relating to the interpretation of this Agreement or to the transactions contemplated hereby, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees and expenses incurred by the prevailing party, as awarded by the court. Such award shall include post-judgment attorney's fees and costs.

               12.9 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington without regard to its conflict of laws provisions. Any action or proceeding relating to this Agreement or the transactions contemplated hereby shall be instituted in a state or federal court located in Kings County, Washington. The parties hereby consent to the jurisdiction of such courts and waive any objection to venue laid therein.

               12.10 PAYMENT OF FEES AND EXPENSES. Whether or not the transactions herein contemplated shall be consummated, each party hereto will pay its own fees, expenses and disbursements incurred in connection herewith and all other costs and expenses incurred in the performance and compliance with all conditions to be performed hereunder (including, in the case of the Shareholders, any such fees, expenses and disbursements paid or accrued by, or charged to, the Corporations); provided that WCI shall pay for the audit of the Corporations by Ernst & Young LLP as contemplated by Section
3.7 and shall pay all filing fees under the Act, the Exchange Act and the HSR
Act.

               12.11 INCORPORATION BY REFERENCE. All Schedules and Exhibits attached hereto are incorporated herein by reference as though fully set forth at each point referred to in this Agreement.

               12.12 CAPTIONS. The captions in this Agreement are for convenience only and shall not be considered a part hereof or affect the construction or interpretation of any provisions of this Agreement.

               12.13 NUMBER AND GENDER OF WORDS. Whenever the singular number is used herein, the same shall include the plural where appropriate, and shall apply to all of such number, and to each of them, jointly and severally, and words of any gender shall include each other gender where appropriate.

               12.14 ENTIRE AGREEMENT. This Agreement (including the Schedules and Exhibits hereto) and the other documents delivered pursuant hereto constitute the entire Agreement and understanding between the Corporations, the Shareholders, the Merger Subs. and WCI and supersedes any prior agreement and understanding relating to the subject matter of this Agreement. This Agreement may be modified or amended only by a written instrument executed by the Corporations, the Shareholders and WCI acting through its officers, thereunto duly authorized by its Board of Directors.

               12.15 WAIVER. No waiver by any party hereto at any time of any breach of, or compliance with, any condition or provision of this Agreement to be performed by any other party hereto may be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

               12.16 CONSTRUCTION. The language in all parts of this Agreement must be in all cases construed simply according to its fair meaning and not strictly for or against any party. Unless expressly set forth otherwise, all references herein to a "day" are deemed to be a reference to a calendar day. All references to "business day" mean any day of the year other than a Saturday, Sunday or a public or bank holiday in Washington or California. Unless expressly stated otherwise, cross-references herein refer to provisions within this Agreement and are not references to the overall transaction or to any other document.

        13.     GLOSSARY

        The definitions of the terms used below can be found at the Section indicated:

Term                                                                                   Section
10.1(a) Indemnity Events........................................................Section 7.1(a)
10.1(b) Indemnity Events...........................................................Section 7.1
Acquired Operations................................................................Section 2.2
Acquisition Transaction............................................................Section 5.7
Act................................................................................Section 2.1
AD.....................................................................................Parties
Affiliate.........................................................................Section 3.11
Affiliate Letter................................................................Section 8.2(f)
Aggregate Adjusted Purchase Price..................................................Section 2.1
Aggregate Merger Consolidation.....................................................Section 2.1
Aggregate WCI Stock................................................................Section 2.1
Antitrust Division.............................................................Section 9.11(b)

APB No. 16.........................................................................Section 5.2
Balance Sheet Date.................................................................Section 3.7
Balance Sheet Date Current Assets.................................................Section 3.22
Balance Sheet Date Current Liabilities............................................Section 3.22
Balance Sheet Date Debt...........................................................Section 3.22
Bonnie Trust..........................................................................Recitals
Bonnie Trust Approval .............................................................Section 3.4
Business...........................................................................Section 8.1
business day......................................................................Section 9.14
Cash............................................................................Section 2.1(a)
Claim..............................................................................Section 7.3
Claims Notice......................................................................Section 7.3
Claim Section..................................................................Section 10.3(a)
Closing............................................................................Section 1.7
Closing Date.......................................................................Section 1.7
Closing Price......................................................................Section 2.1
Code..............................................................................Section 3.36
Collection Franchises.............................................................Section 3.10
Common Stock Agreement..........................................................Section 8.1(f)
Confidential Information...........................................................Section 8.1
Contingent Merger Consideration....................................................Section 2.2
Contingent Shares..................................................................Section 2.2
Corporate Property................................................................Section 3.12
Corporations...........................................................................Parties
Corporations' Certificates.........................................................Section 2.4
Corporations Shareholders Approval.................................................Section 3.4
Corporations' Stock...................................................................Recitals
Day...............................................................................Section 9.14
Disposal Agreement................................................................Section 6.19
DM.....................................................................................Parties
Donald.................................................................................Parties
Effective Time.....................................................................Section 1.2
Employment Agreement............................................................Section 8.1(b)

Environmental Laws................................................................Section 3.24
Environmental Site................................................................Section 10.1
Environmental Site Losses.........................................................Section 10.1
ERISA.............................................................................Section 3.17
Exchange Act.......................................................................Section 4.5
Facilities........................................................................Section 3.10
Facility..........................................................................Section 3.10
Filed Plans........................................................................Section 1.2
Financial Statements...............................................................Section 3.7
FTC............................................................................Section 9.11(b)
Fraud.............................................................................Section 12.3
Golden Parachute..................................................................Section 3.17
Golden Parachute Payment..........................................................Section 3.17
Governmental Permits..............................................................Section 3.10
Hazardous Substance...............................................................Section 3.24
HSR Act...........................................................................Section 3.10
Indemnifying Party................................................................Section 10.3
Indemnitee........................................................................Section 10.3
Irmgard................................................................................Parties
Knowledge.........................................................................Section 3.34
Laws..............................................................................Section 3.24
LeMay Agreement ..................................................................Section 7.13
Material Adverse Effect...........................................................Section 3.21
MDC....................................................................................Parties
Merger................................................................................Recitals
Merger Sub. I..........................................................................Parties
Merger Sub. II.........................................................................Parties
Merger Sub. III........................................................................Parties
Merger Sub. IV.........................................................................Parties
Merger Subs............................................................................Parties
multi-employer plan...............................................................Section 3.17
Murrey Trust...........................................................................Parties
Nasdaq.............................................................................Section 4.5

occurrence........................................................................Section 3.15
Permitted Liens...................................................................Section 3.12
Pooling Affiliates.................................................................Section 3.3
Proxy Statement...................................................................Section 3.35
Recipient.........................................................................Section 3.17
Records, Notifications and Reports................................................Section 3.10
Registration Statements.........................................................Section 2.1(b)
Release...........................................................................Section 10.1
Representations and Warranties....................................................Section 10.4
Required Governmental Consents....................................................Section 3.10
Restricted Area...................................................................Section 11.1
Restricted Period.................................................................Section 11.1
Restrictive Covenants.............................................................Section 11.2
SEC................................................................................Section 4.6
Shareholder Indemnitees...........................................................Section 10.1
Shareholders...........................................................................Parties
Signing Date.......................................................................Section 1.2
Surviving Corporation..............................................................Section 1.1
10.1(a) Indemnitee Events......................................................Section 10.1(a)
10.1(b) Indemnitee Events......................................................Section 10.1(b)
Termination Date...............................................................Section 11.3(a)
Title Reports..................................................................Section 3.12(a)
TR.....................................................................................Parties
Union Contracts................................................................Section 3.17(a)
UST...............................................................................Section 3.26
Washington Law.....................................................................Section 1.1
WCI....................................................................................Parties
WCI Indemnitees....................................................................Section 7.1
WCI SEC Documents..................................................................Section 4.6
WCI Shareholders Approval..........................................................Section 4.3
WCI Stock.............................................................................Recitals

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement by persons thereunto duly authorized as of the date first above written.


THE CORPORATIONS:

                                        MURREY'S DISPOSAL COMPANY, INC.


                                        By:   __________________________________
                                        Name: __________________________________
                                        Its:  __________________________________


AMERICAN DISPOSAL COMPANY, INC.


                                        By:   __________________________________
                                        Name: __________________________________
                                        Its:  __________________________________


D.M. DISPOSAL CO., INC.


                                        By:   __________________________________
                                        Name: __________________________________
                                        Its:  __________________________________


RECYCLING COMPANY, INC.


                                        By:   __________________________________
                                        Name: __________________________________
                                        Its:  __________________________________

WCI:

                                        WASTE CONNECTIONS, INC.


                                        By:  ___________________________________
                                             Ronald J. Mittelstaedt
                                             Chief Executive Officer & President


MERGER SUB. I:

                                        WCI Acquisition Corporation I


                                        By:  ___________________________________
                                             Ronald J. Mittelstaedt
                                             Chief Executive Officer & President


MERGER SUB. II:

                                        WCI Acquisition Corporation II


                                        By:  ___________________________________
                                             Ronald J. Mittelstaedt
                                             Chief Executive Officer & President


MERGER SUB. III:

                                        WCI Acquisition Corporation III


                                        By:  ___________________________________
                                             Ronald J. Mittelstaedt
                                             Chief Executive Officer & President

MERGER SUB. IV:

                                        WCI Acquisition Corporation IV


                                        By:  ___________________________________
                                             Ronald J. Mittelstaedt
                                             Chief Executive Officer & President

THE SHAREHOLDERS:

                                        THE MURREY TRUST UTA
                                        dated August 5, 1993

________________________________________________________________________________
                                        Donald J. Hawkins, Trustee

________________________________________________________________________________
                                        Irmgard R. Wilcox, Trustee

________________________________________________________________________________
                                        Donald J. Hawkins

________________________________________________________________________________
                                        Irmgard R. Wilcox

In accordance with Section 5.8 of the foregoing Agreement and Plan of Merger, the undersigned shareholder of D.M. Disposal Co., Inc. and Tacoma Recycling Company, Inc., hereby approves the transactions contemplated by such agreement and agrees to be bound by all of the terms and conditions thereof, and upon execution below shall be deemed a "Shareholder" for all purposes of the foregoing Agreement and Plan of Merger.

Dated: _____________________________, 199___

THE BONNIE L. MURREY REVOCABLE TRUST UTA dated August 5, 1993, as amended


                                             ___________________________________

                                             __________________________, Trustee


                                             ___________________________________

                                             __________________________, Trustee